SCHEDULE 14C – INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of  1934
(Amendment No.      )

Check the appropriate box:

[  ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

ANCHOR FUNDING SERVICES, INC.
(Name of Registrant As Specified In Charter)

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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1400 Old Country Road
Suite 302
Westbury, New York  11590
Telephone: (516) 487-1446
Facsimile: (516) 487-1452

September 23, 2009

Securities & Exchange Commission
100 F Street N.E.
Washington, DC 20549-3561

Re:           Anchor Funding Services, Inc.
 File No. 0-52589

Gentlemen:

Pursuant to Regulation 14c-5(b), we have electronically filed a definitive copy of the Information Statement for the above captioned corporation.  The Registrant intends to attach its Form 10-K/A (without exhibits) for its fiscal year ended December 31, 2008 as an Appendix to the Information Statement in satisfaction of the requirement of delivering an annual report to stockholders.  The Form 10-K/A shall serve as the Definitive Annual Report required pursuant to Regulation 14C-3(a).  The approximate mailing date for the Information Statement will be September 25, 2009.

The Information Statement relates to a written consent to action to be taken in lieu of an Annual Meeting with respect to the election of directors; ratification of the selection of Cherry, Bekaert & Holland, LLP as the Company’s independent auditors for the year ending December 31, 2009; ratification of an amendment to the Company’s Certificate of Incorporation (a) changing the par value of the Company’s Common Stock from $.001 par value to $.0001 par value; and (b) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 65,000,000 shares of Common Stock; and ratification of an amendment to the Company’s 2007 Omnibus Equity Compensation Plan to increase the number of shares of Common Stock underlying the Plan to 4,200,000 shares.

Very truly yours,

MORSE & MORSE, PLLC

/s/ Steven Morse

ANCHOR FUNDING SERVICES, INC.
800 Yamato Road, Suite 102
Boca Raton, FL 33431
(561) 961-5000

INFORMATION STATEMENT
STOCKHOLDER MAJORITY ACTION BY WRITTEN CONSENT
IN LIEU OF AN ACTUAL MEETING ON OR ABOUT OCTOBER 19, 2009

IMPORTANT NOTICE:

THE COMPANY’S INFORMATION STATEMENT AND 2008 ANNUAL REPORT ARE AVAILABLE AND CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: http://www.vfnotice.com/anchorfunding.

To the Shareholders:

Notice is hereby given to all shareholders that the purpose of this Information Statement is to inform the holders of record, as of the close of business on August 25, 2009 (the “Record Date”) of shares of Common Stock and shares of Series 1 Preferred Stock (the ‘Voting Stock”), which have the voting power of Anchor Funding Services, Inc., a Delaware corporation (the “Company”), that our Board of Directors on September 8, 2009 approved and on or about October 19, 2009, the holders of a majority of our Voting Stock (collectively the “Consenting Stockholders”) are expected to ratify, adopt and approve by written consent in lieu of an actual meeting the following matters:

(1)	To elect five Directors of the Company for the coming year;

(2)           To ratify, adopt and approve the selection of Cherry, Bekaert & Holland, LLP as the Company’s independent auditors for the year ending December 31, 2009;

(3)           To ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware (a) changing the par value of the Company’s Common Stock from $.001 par value to $.0001 par value; and (b) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 65,000,000 shares of Common Stock; and

(4)           To ratify, adopt and approve an amendment to the Company’s 2007 Omnibus Equity Compensation Plan to increase the number of shares of Common Stock underlying the Plan to 4,200,000 shares.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Only stockholders of record at the close of business on the Record Date are entitled to receipt of this Information Statement. No action is required by you. The Company Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Section 228(a) of the Delaware Corporation Law and Rule 14C of the Securities Exchange Act of 1934, as amended. This Information is first mailed to you on or about September 25, 2009. Please feel free to call us at the phone number set forth above should you have any questions on the enclosed Information Statement.

For the Board of Directors of Anchor Funding Services, Inc.

September21, 2009	Morry F. Rubin, Chairman and Chief Executive Officer

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

800 Yamato Road, Suite 102
Boca Raton, FL 33431

INFORMATION STATEMENT

September 21, 2009

COPIES OF COMMUNICATIONS TO:
Morse & Morse, PLLC
1400 Old Country Road, Suite 302
Westbury, NY 11590
Phone: 516-487-1446
Fax: 516-487-1452

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act), to the holders (the “Stockholders”) of the Common Stock and Series 1 Preferred Stock (collectively the “Voting Stock”) of Anchor Funding Services, Inc., a Delaware corporation (the “Company”), to notify  Stockholders that on or about October 19, 2009, the Company anticipates receiving written consents in lieu of an actual meeting of stockholders from certain holders of at least a majority of the issued and outstanding Voting Stock of the Company  to approve the matters set forth herein. Accordingly, your consent is not required and is not being solicited in connection with the approval.

On September 8, 2009, the Board approved the actions specified herein, subject to approval by the Stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.  In addition, pursuant to the laws of Delaware, the actions taken by majority written consent in lieu of an actual meeting do not create appraisal or dissenters’ rights.

Our board of directors has determined to pursue this stockholder action by majority written consent in lieu of an actual meeting in an effort to reduce the costs and management time required to hold a meeting of stockholders and to implement the above actions for our stockholders in a timely manner.

The above actions will become effective no sooner than 20 calendar days following the mailing to the Stockholders of this Definitive Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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INFORMATION STATEMENT

The Board of Directors of Anchor Funding Services, Inc. (“Anchor” or “the Company”) is furnishing this Information Statement (which includes the Company’s Annual Report on Form 10-K/A for its fiscal year ended December 31, 2008, exclusive of exhibits as Appendix A), to stockholders on or about September 25, 2009.

This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect five Directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of Cherry, Bekaert & Holland LLP as the Company’s independent auditors for the upcoming fiscal year, (iii) to ratify, adopt and approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware (a) changing the par value of the Company’s Common Stock from $.001 par value to $.0001 par value; and (b) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 65,000,000 shares of Common Stock; and (iv) to ratify, adopt and approve an amendment to the Company’s 2007 Omnibus Equity Compensation Plan to increase the number of shares of Common Stock underlying the Plan from 2,100,000 shares to 4,200,000 shares.

The Company has authorized 40,000,000 shares of Common Stock, $.001 par value and 10,000,000 shares of Preferred Stock.  There were outstanding on the Record Date 12,940,378 shares of Common Stock and 1,314,369 shares of Series 1 Preferred Stock, each of which has the voting right of 5.7877 shares of  Common Stock and together with the outstanding Common Stock are herein referred to as the “Voting Stock.” The proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company’s outstanding Voting Stock and submitted to the Secretary of the Company on or about October 19, 2009 (the “Written Consent Effective Date”).  If the proposals were not adopted by written consent, it would have been required to be considered by the Company’s stockholders at an annual or special stockholders’ meeting convened for the specific purpose of approving the proposals.

The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 228(a) of the Delaware General Corporation Law (the “Delaware Law”) which provides that any action required by this chapter to be taken at any annual or special meeting of such stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company’s outstanding voting capital stock.

The date on which this Information Statement will first be sent to the stockholders is on or about September 25, 2009.  The record date established by the Company for purposes of determining the number of outstanding shares of Voting Stock of the Company is August 25, 2009 (the “Record Date”).

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Inasmuch as the Company will have provided to its stockholders of record this Information Statement pursuant to Section 228 of the Delaware Law, the Company will notify its stockholders in its next Quarterly Report on Form 10-Q and/or Form 8-K of the Written Consent Effective Date of the four proposals.  No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the Delaware Law are afforded to the Company’s stockholders as a result of the adoption of the proposals.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s By-Laws and Delaware law, a vote by the holders of at least a majority of the Voting Stock is required to effect the action described herein. As of the Record Date, the Company had 20,547,552 Voting Stock issued and outstanding and entitled to vote. Our Common Stock is entitled to one vote per share. Our Series 1 Preferred Stock is entitled to 5.7877 votes per share of Common Stock. Morry F. Rubin (3,825,500 common shares), George Rubin (3,154,500 common shares), Illissa Bernstein (2,000,000 common shares), Steven Morse (102,500 common shares), Lester Morse (102,500 common shares) and William Baquet (1,500,000 common shares), own an aggregate of 10,685,000 shares entitled to vote (the “Consenting Stockholders”), representing approximately 52% of the Voting Stock. The Consenting Stockholders are in favor of the actions described herein and are expected to take action by majority consent on or about October 19, 2009. No consideration will be paid for the consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

On January 31, 2007, we acquired all the Membership Interests of Anchor Funding Services, LLC in exchange for 8,000,000 common shares. As of the Record Date, we have 12,940,378 shares of Common Stock and 1,314,369 shares of Series 1 Preferred Stock issued and outstanding. In this respect, each one share of Series 1 Preferred Stock has the voting rights of 5.7877 common shares, but is convertible into only 5.0 common shares. Accordingly, the 1,314,369 shares of Series 1 Preferred Stock are convertible into 6,571,845 shares of Common Stock with the equivalent voting rights of 7,607,173 common shares or approximately 37.0% of the outstanding voting shares. Each share of Series 1 Preferred Stock was issued by us to have greater voting rights than the number of shares of Common Stock in order to achieve a tax free reorganization for the former members of Anchor Funding Services, LLC in connection with our January 31, 2007 acquisition of Anchor Funding Services, LLC. The following table sets forth information regarding the economic ownership of our company Common Stock by:

☐	each of our stockholders who is known by us to beneficially own more than 5% of our common stock;
☐	each of our executive officers; and
☐	each of our directors.

Beneficial ownership is determined based on the rules and regulations of the Commission. A person has beneficial ownership of shares if the individual has the power to vote and/or dispose of shares. This power can be sole or shared, and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person are counted as outstanding in such cases where the option holder may exercise the options within 60 days of the date hereof. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table below, each person named in the table has sole voting and dispositive power with respect to the shares set forth opposite that person’s name.

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Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned	Shares of Series 1Preferred Stock Beneficially Owned	% of Shares of Series 1 Preferred Stock Beneficially Owned (8)	% of Shares of Voting Stock Beneficially Owned (9)

Morry F. Rubin (1)	4,987,500	36.0	-0-	-0-	23.3

George Rubin (1)	3,154,500	24.4	-0-	-0-	15.4

Ilissa and Brad Bernstein (2)	3,200,000	22.6	-0-	-0-	14.8

E. Anthony Woods (4)	66,666	*	-0-	-0-	*

Kenneth Smalley (3)	180,000	1.4	-0-	-0-	*

All officers and directors as a group (five persons) (5)	11,326,666	73.7	-0-	-0-	49.3

William Baquet(6)	2,178,944	16.8	-0-	-0-	10.6

Buechel Family Ltd Partnership (7)	1,159,050	7.4	231,810	17.6	6.5

Buechel Patient Care Research & Education Fund (7)	1,159,050	7.4	231,810	17.6	6.5

Marc Malaga	1,261,474	9.5	63,161	4.8	6.4

*	Represents less than 1% of the outstanding shares.
(1)
Morry Rubin’s beneficial ownership includes options to purchase 900,000 shares of Common Stock granted to him and 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts. George Rubin’s beneficial ownership includes 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts.

(2)
Of the 3,200,000 shares beneficially owned by them, 2,000,000 common are owned by Illissa Bernstein, Brad Bernstein’s wife. The remaining 1,200,000 shares represent vested options to purchase a like amount of shares of Common Stock granted to Brad Bernstein.

(3)	Includes options to purchase 180,000 shares of Common Stock.
(4)	Includes options to purchase 66,666 shares of the 100,000 options granted to Mr. Woods.

(5)	Includes all options referenced above.
(6)
The shares held by William Baquet include 1,500,000 shares which are directly beneficially owned by him and warrants to purchase 678,944 shares of our Common Stock, exercisable at a purchase price of $1.10 per share through January 31, 2012, which warrants were issued to Fordham Financial Management, Inc. in connection with the completion of our recent private placement of Series 1 Convertible Preferred Stock. William Baquet is an executive officer, director and principal of Fordham Financial Management, Inc.

(7)
This person beneficially owns 231,812 shares of Series 1 Preferred Stock convertible into 1,159,050 shares of Common Stock. Each beneficial owner has the right to vote at each stockholder meeting the equivalent of 1,341,658 shares of Common Stock. These beneficial owners are under common control of Frederick Buechel.

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(8)	Based upon 1,314,369 outstanding shares of Series 1 Preferred Stock.

(9)	Based upon 20,547,552 shares outstanding voting stock (as adjusted based upon the beneficial ownership rules and regulations).

Securities Authorized for Issuance under Equity Compensation Plans.

The following summary information is as of the Record Date and relates to our 2007 Plan described elsewhere herein pursuant to which we have granted options to purchase our Common Stock:

	(a)	(b)	(c)
Plan category	Number of shares of common stock to be issued upon exercise Of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)
Equity Compensation Plans	1,936,500	$1.24	163,500

PROPOSAL TO RE-ELECT
DIRECTORS

It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company’s existing five directors for a period of one year and until their successors are elected and shall qualify.  The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2009 special meeting in lieu of an annual meeting of the Company’s stockholders.  The five directors of the Company who are expected to be re-elected to continue to serve as directors of the Company are as follows.

Name	Age	Term of Office	First Became Director	Principal Occupation
George Rubin	80	(1)	2007	Private Investor
Morry F. Rubin	49	(1)	2007	Chief Executive Officer
Brad Bernstein	44	(1)	2007	President
Kenneth Smalley	45	(1)	2007	Managing Director -The Seaport Group
E. Anthony Woods	68	(1)	2008	CEO- Support Source

(1)	Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identities of Executive Officers

Morry F. Rubin is the Chief Executive Officer and Brad Bernstein is President of the Company and its Chief Financial Officer. Each of Morry F. Rubin and Brad Bernstein is a co-founder of Anchor Funding Services, LLC, the Company’s wholly-owned operating subsidiary. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting.  Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company’s Nominees to the Board.

George Rubin has been a director of the Company since January 31, 2007. He served as Co-Chairman of Anchor Funding Services, LLC since its formation in 2003. In October, 1998, George Rubin became a director and a principal owner of Preferred Labor LLC, which completed the sale of its business on April 23, 2007. Mr. Rubin devotes to Anchor such time as is necessary for the performance of his duties. George Rubin was Chairman of the Board of ATC Group Services, Inc., a publicly held Company, from 1988 to 1998. ATC was sold to a financial investor group for approximately $160 million. From 1961 to 1987, Mr. Rubin served as President, Treasurer and Director of Staff Builders, Inc. During that time, Staff Builders, Inc. was a publicly held corporation engaged in providing temporary personnel in the healthcare, light industrial and clerical fields. While he served as President, Staff Builders, Inc. operated through approximately 100 offices and generated revenues in excess of $100 million.

Morry F. Rubin has been a director and executive officer of the Company since January 31, 2007. He served as Co-Chairman and Chief Executive Officer of Anchor funding Services, LLC since its formation in 2003. In 1998, Morry F. Rubin also became Chairman, Chief Executive Officer and principal owner of Preferred Labor LLC which completed the sale of its business on April 23, 2007. On January 31, 2007, Mr. Rubin became a full-time employee of our company. Prior to his involvement with Preferred Labor, Mr. Rubin was President, Chief Executive Officer, Treasurer and a director of ATC Group Services, Inc. (“ATC”), a publicly held company, from 1988 to 1998. In January 1998, ATC was sold to a financial investor group for approximately $160 million. Mr. Rubin was also President, Chief Executive Officer and Treasurer of Aurora Environmental, Inc. from May 1985 to June 1995, and was a director of Aurora from September 1983 to June 1995. In 1995, Morry Rubin was selected as a finalist for the Ernst & Young Entrepreneur of the Year under 40 Award for the New York City Region. From 1981 to 1987, Mr. Rubin was employed in sales and as director of acquisitions for Staff Builders, Inc., a publicly held company engaged in providing temporary personnel in the healthcare, light industrial and clerical fields.

Brad Bernstein has been a director and executive officer of the Company since January 31, 2007. He served as President and Chief Financial Officer of Anchor Funding Services, LLC since its formation in 2003. Mr. Bernstein was employed by Preferred Labor LLC from March 1999 through January, 2007. Mr. Bernstein served Preferred Labor as its Chief Financial officer and later as its President. On January 31, 2007, Mr. Bernstein became a full-time employee of our company. Before joining Preferred Labor he was a partner of Miller, Ellin Consulting Group, LLP. Mr. Bernstein advised companies in many areas to improve their operations and increase their profitability. Mr. Bernstein’s clients also included major commercial and investment banks, asset based lenders and factoring companies. These institutions relied on his ability to oversee due diligence engagements and evaluate a Company’s financial performance, its internal control structure and the quality of its assets before making investments or loans. Mr. Bernstein has used his banking relationships to raise debt and negotiate and structure financing for companies. Mr. Bernstein received a Bachelor of Arts degree from Columbia University.

Kenneth D. Smalley C.F.A. is currently serving as Managing Director of The Seaport Group, a licensed broker/dealer. Between September 2006 and August 2007, Mr. Smalley served as Chief Financial Officer of Bridgehead Group, a venture company. Mr. Smalley has also been involved in the Legal Finance Industry, specially the Pre-Settlement Legal Financing Sector, as one of the original founders of the Cambridge Management Group and as a leading consultant (March 2005 through September 2006) to the industry.  Previously, Mr. Smalley was the director of the High Yield Portfolio Group at The Dreyfus Corporation from May of 2001 through February of 2005. As Dreyfus’s high yield portfolio manager, he was responsible for the performance of over $1.5 billion in mutual fund assets. Prior to joining Dreyfus, Mr. Smalley was a high-yield portfolio manager and analyst with the Alliance Capital Management Corporation (January 1999 through May 2001). Prior to joining Alliance Capital, he was a high-yield bond trader and analyst at, the PaineWebber Group Inc. (July 1996 through December 1998), NatWest Securities from March 1994 through December 1995, and Nomura Securities from April of 1993 to March of 1994. Mr. Smalley was a credit analyst at Teacher Insurance and Annuity Association from July of 1989 through April of 1993 and began his career in 1985 as a financial analyst at General Electric Co.’s Aircraft Engine Business Group. Mr. Smalley received his M.B.A. from the Stern School in 1989, and is a Chartered Financial Analyst. Mr. Smalley has Series 7, Series 63, Series 86 and Series 87 licenses with Financial Industry Regulatory Authority, Inc.

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E. Anthony Woods has served as Chairman and Chief Executive Officer of Support Source, a limited liability investing/consulting company, providing financial, management and marketing expertise to the healthcare industry since 2003.  From 1987 through 2002, Mr. Woods served as President and Chief Executive Officer of Deaconess Association, Inc., a large Cincinnati based diversified healthcare holding company operating for profit and not for profit health services corporations. Since 2007, Mr. Woods serves as a director of Critical Homecare Solutions, an equity-fund owned company and leading provider of homecare services and products currently serving 15,000 patients in 14 states. Since 2006, Mr. Woods serves as a director of Phoenix Health Systems, a national provider of healthcare information technology outsourcing solutions. Since 2004, Mr. Woods has served as a director (and as Chairman since 2006) of LCA-Vision, a leading provider of laser vision correction services which owns and operates over 70 fixed-site centers in the United States and through a joint venture in Canada.  Since 2003, Mr. Woods is also active as Chairman of the Board of Deaconess Association, Inc. and he is currently serving as interim Chief Executive Officer and Chief Financial Officer of said company.  Since 1998, he has also served as a director of Cincinnati Financial Corporation, a Standard & Poor’s 500 company which serves as a holding company with subsidiaries which underwrite fire, auto, casualty and other related forms of insurance. Mr. Woods is 67 years of age. He received his M.B.A. in Finance and Marketing from Samford University and a B.S. and M.S. in Engineering from the University of Tennessee.

Board of Directors Meetings; Committees; Independent Directors

The Company has five directors.  From January through May 28, 2008, the Board consisted of five directors, namely, George Rubin, Morry F. Rubin, Brad Bernstein, Frank M. DeLape and Kenneth Smalley. In May 2008, the Board was increased to six directors and E. Anthony Woods joined the Board of Directors. In December 2008, Mr. DeLape resigned from the Board leaving one Board vacancy. In 2008, the Board held three actual meetings and took action by unanimous consent in lieu of a meeting on two occasions. Each 2008 actual meeting was attended by each then Board member, other Mr. Delape.

Committees

Currently the Company has no audit, compensation, corporate governance, nominating or other committee of the Board of Directors.  The Sarbanes-Oxley Act of 2002, as amended, required each corporation to have an audit committee consisting solely of independent directors and to identify the independent directors who are considered to be a “financial expert.” Under the National Association of Securities Dealers Automated Quotations definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Anchor has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Anchor’s outside auditor.

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The term “Financial Expert” is defined under Sarbanes-Oxley Act of 2002, as amended, as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Board Members Who Are Deemed Independent

            Our board of directors has determined that Kenneth Smalley and E. Anthony Woods are each an “independent director” and a “financial expert” as defined in accordance with the definitions above.

Audit Fees

During fiscal 2008 and 2007, the aggregate fees billed for professional services rendered by Cherry, Bekaert & Holland, LLP (the “Independent Auditors”) for the 2008 and 2007 audit of the Company’s annual consolidated financial statements totaled approximately $55,000 and $50,000, respectively.

Financial Information Systems Design and Implementation Fees

During 2008 and 2007, there were $-0- in fees billed for professional services by Cherry, Bekaert & Holland, LLP, rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

During 2008 and 2007, there were $21,300 and $28,000 in fees billed for professional services rendered by Cherry, Bekaert & Holland, LLP, respectively, for review of the Company’s quarterly filings with the Securities and Exchange Commission. The foregoing fees exclude expense reimbursements of approximately $-0-.

Report of Board of Directors

In March 2009, members of the Board of Directors functioning in lieu of an Audit Committee discussed the 2008 audited financial statements of the Company with Management and Cherry, Bekaert & Holland, LLP. Management has the primary responsibility for the financial statements and the reporting process.  The Board has discussed with Cherry, Bekaert & Holland, LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Board has received the written disclosures from Cherry, Bekaert & Holland, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Cherry, Bekaert & Holland, LLP, the independent accountant’s independence. The Board has determined that Cherry, Bekaert & Holland, LLP is independent from the Company and its management.

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During the past fiscal year and through the mailing date of this Information Statement, Cherry, Bekaert & Holland, LLP has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company’s quarterly reports, tax research and other related professional consulting services. The Company does not anticipate Cherry, Bekaert & Holland, LLP providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Cherry, Bekaert & Holland, LLP. The fees paid by the Company to Cherry, Bekaert & Holland, LLP for the fiscal year ended December 31, 2008 and 2007 are set forth above.

In March 2009, the Board members reviewed the audited consolidated financial statements of the Company which were to be included in the 2008 Form 10-K for filing with the Securities and Exchange Commission and considered the aforementioned matters and it then recommended the approval of said financial statements and their inclusion in the Form 10-K filing.

THE BOARD OF DIRECTORS

George Rubin, Co-Chairman
Morry F. Rubin, Co-Chairman and CEO
Brad Bernstein – President and CFO
Kenneth Smalley, Director
E. Anthony Woods, Director

Compensation Committee Interlocks and Insider Participants – None.

Lack of Nominating Committee

The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. This type of committee, if one existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders and reviewing any stockholder nominees; implementing the Board’s criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to Anchor; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter.  Management believes that the cost of having a nominating committee for Anchor as a Smaller Reporting Company outweighs the benefits that may be derived from implementing such a committee.

The Board of Directors, acting as the nominating committee, did not meet during the 2008 fiscal year. However, the Board of Directors, acting as the nominating committee, agreed on September 8, 2009 by unanimous written consent to select and approve the five Director nominees to be up for election by the Consenting Stockholders in Lieu of an actual meeting.  Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. The Board of Directors, when acting as the nominating committee, is generally responsible for:

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•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.

The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by members.

Director Qualifications. While the members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the members, the members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) include some independent directors, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to potential Audit Committee members. These factors, and others as considered useful by our Board acting as its own nomination and governance committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Consideration of new director candidates is expected to involve a series of Board discussions, review of information concerning candidates and interviews with selected candidates. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Candidates for nomination to our Board of Directors may be suggested by other members of our Board of Directors. From time to time, our Board acting as its own nomination committee may in the future (although it has not done so in the past) engage the services of a third party search firm to identify director candidates.

Director Candidates

Although our Board acting as its own nomination committee does not have a formal policy on stockholder nominations, it will consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements (i.e. ownership of at least 2% of the outstanding common shares) for submitting stockholder nominations for inclusion in our next Proxy or Information Statement and is accompanied by certain required information about the candidate. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to our Corporate Secretary, Brad Bernstein, 800 Yamato Road, Suite 102, Boca Raton, FL 33431, by the deadline set forth herein under “Deadline for Receipt of Stockholder Proposals.” Information provided with the stockholder recommendation should specify the following information: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) the number of shares of our Common Stock entitled to vote at such meeting held by the stockholder; (d) a representation that the nominating stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (e) the nominee’s qualifications for membership on our Board of Directors; (f) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director; (g) a description of all arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (h) all other companies to which the nominee is being recommended as a nominee for director; and (i) a signed consent of the nominee to cooperate with reasonable background checks and personal interview, and to serve as a director, if elected. Candidates proposed by stockholders will be evaluated by our Board acting as its own nomination committee using the same criteria as for all other candidates. Our Board acting as its own nomination committee has not received any nominations from any of our stockholders in connection with this written consent in lieu of an actual meeting.  The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2008.

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 If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in Anchor’s proxy card for the stockholder meeting at which his or her election is recommended.

Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under “Deadline for Receipt of Stockholder Proposals.”

 Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, our Corporate Secretary, Brad Bernstein, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board for its consideration should address such communications to c/o of Corporate Secretary, Brad Bernstein, Anchor Funding Services, Inc., 800 Yamato Road, Suite 102, Boca Raton, FL 33431.

Executive Compensation

Incorporated by reference is the contents of Item 11 of Anchor’s Form 10-K/A for its fiscal year ended December 31, 2008, a copy of which is annexed to this Information Statement as Appendix A.

Certain Transactions

Incorporated by reference is the contents of Item 13 of Anchor’s Form 10-K/A for its fiscal year ended December 31, 2008, a copy of which is annexed to this Information Statement as Appendix A.

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Financial and Other Information

 Accompanying this Information Statement as Appendix A is the Company's 2008 Annual Report on Form 10-K/A for its fiscal year ended December 31, 2008 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2008 Annual Report (exclusive of Item 12 which has been superseded by the information contained herein under “Security Ownership of Certain Beneficial Owners and Management”).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Incorporated by reference is the contents of “Compliance with Section 16(a) of the Securities Exchange Act of 1934” contained in Item 10 of Anchor’s Form 10-K/A for its fiscal year ended December 31, 2008, a copy of which is annexed to this Information Statement as Appendix A.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Board’s five nominees, namely, George Rubin, Morry F. Rubin, Brad Bernstein, Kenneth Smalley and E. Anthony Woods, to serve for a period of one year and until their successors are elected and shall qualify.

PROPOSAL TO RATIFY
 THE BOARD’S SELECTION OF CHERRY BEKAERT & HOLLAND, LLP, AS INDEPENDENT AUDITORS FOR 2009

 The Board of Directors has approved the selection of Cherry, Bekaert & Holland, LLP, subject to the ratification of its shareholders, as the Company’s independent auditors for 2009.  Cherry, Bekaert & Holland, LLP, Certified Public Accountants, audited the Company’s financial statements for its last year ended December 31, 2008.  Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

For a discussion of the Audit Fees, Financial Information Systems Design and Implementation Fees and other fees billed by the Company’s independent auditors for 2008, see the Proposal to Re-elect directors.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company at the Written Consent Effective Date will include the ratification of the Board’s selection of Cherry, Bekaert & Holland, LLP, as independent auditors.

PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT
TO THE COMPANY’S CERTIFICATE OF INCORPORATION
AND THE FILING OF SAID AMENDMENT WITH THE SECRETARY OF
STATE OF THE STATE OF DELAWARE

The Company's Board of Directors has proposed to ask its stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware (a) changing the par value of the Common’s Common Stock from $.001 par value to $.0001 par value; and (b) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 65,000,000 shares of Common Stock.

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Purpose of Amendment

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 40,000,000 shares of Common Stock, $.001 par value, to 65,000,000 shares of Common Stock, $.0001 par value.   The Company also has 10,000,000 shares of Preferred Stock, $.001 par value, authorized, 1,314,369 shares of which are outstanding as of the Record Date as Series 1 Preferred Stock.  Each outstanding share of Series 1 Preferred Stock has the voting rights equivalent to 5.7877 shares of Common Stock.  The number of shares of authorized Preferred Stock will not change as a result of this amendment.  Accordingly, the Board adopted a resolution proposing that an amendment (the "Amendment") to Article Fourth of the Certificate of Incorporation be presented to the stockholders to take action by majority consent in lieu of an actual meeting for approval to effect this change in capital. See “Exhibit B.”

As of the Record Date, the Company had 12,940,378 common shares and had outstanding options and warrants exercisable into approximately 3,778,000 shares of Common Stock. As of the Record Date, the Company had outstanding 1,314,369 shares of Series 1 Preferred Stock convertible into 6,571,845 common shares and it did not have any outstanding options or warrants convertible into additional shares of Series 1 Preferred Stock. However, the outstanding Series 1 Preferred Stock contains an 8% annual dividend payable in cash or at the Board’s discretion via the issuance of additional shares of Series 1 Preferred Stock based upon an assumed value of $5.00 per share. These dividend rights will cease to accrue after December 31, 2009. In the event of conversion, the Series 1 Preferred Stock holder will receive additional shares of Series 1 Preferred Stock as a dividend up through the date of conversion, all of which shall be converted into Common Stock to the nearest whole number based upon the then applicable conversion ratio. Currently, the conversion ratio is five shares of Common Stock for each share of Series 1 Preferred Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combinations, reclassifications and the like and to weighted average anti-dilution protection for sales of Common Stock at a purchase price below $1.00 per share.

The Company intends to seek to raise additional capital from the sale of its Common Stock in the near future. We can provide no assurances that the Company will be successful in raising additional capital from the sale of its securities on terms satisfactory to the Company, if at all. The proposed increase in the number of authorized shares of Common Stock would give the Company the necessary shares of Common Stock to use in connection with current and future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. While the Company is currently in negotiations to consummate one or more acquisitions which could involve the issuance of Common Stock, the Company currently has sufficient authorized and unreserved shares of Common Stock to consummate any of its planned acquisitions. Of course, we can provide no assurances that any acquisitions that are currently being negotiated will be consummated on terms satisfactory to the Company, if at all. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the Common Stock, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's Common Stock may then be listed.  Adoption of the Amendment will eliminate the delay and expense involved in calling a special meeting of stockholders to authorize the Common Stock.

Stockholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of Common Stock of the Company.

The authority of the Board to issue Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to affect a takeover or otherwise gain control of the Company, since the issuance of Common Stock would dilute the voting power of the Common Stock then outstanding.  Such shares could also be sold in public or private transactions to purchasers who might assist the Board of Directors in opposing a takeover bid which the Board determines not to be in the best interests of the Company and its stockholders.  Accordingly, the authority of the Board to issue Common Stock could be used in a manner calculated to prevent the removal of management, and make more difficult or discourage a change in control of the Company.

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The Company is not aware of any efforts to accumulate the Company's securities and to obtain control of the Company and has no present intention or agreement requiring the issuance of any additional shares of Common Stock other than as described herein.  The Company has no present intention of soliciting a stockholder vote on any proposal, or series of proposals, to deter takeovers.

A reduction in the par value of the Company’s Common Stock has the purpose of reducing the Company’s annual franchise tax paid to the State of Delaware. The legal effect of a reduction in par value is to decrease the amount of Common Stock allocated on the Company’s balance sheet from permanent capital to additional paid-in capital. For example, since the Company has 12,940,378 shares outstanding, permanent capital on the balance sheet would be represented by the amount of $12,940. If the par value is reduced to $.0001, then the amount of permanent capital would be $1,294 and the remaining $11,646 of permanent capital would be transferred to additional paid-in capital. Management believes that the benefits of lower annual franchise taxes far out weight the benefits attained through a higher amount of legal stated capital.

No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

It is expected that the written consents of the Voting Stock submitted to the Secretary of the Company on the Written Consent Effective Date will include the ratification of the filing of an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware (a) changing the par value of the Company’s Common Stock from $.001 par value to $.0001 par value; and (b) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 65,000,000 shares of Common Stock.

PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT TO THE COMPANY’S
 2007 OMNIBUS EQUITY COMPENSATION PLAN

On January 31, 2007, the Company’s Board of Directors approved our 2007 Omnibus Equity Compensation Plan (the “Plan”) covering 2,100,000 common shares. The Board of Directors has approved an amendment, subject to stockholder approval, to increase the number of shares covered by the Plan to 4,200,000 common shares.

Purpose of Amendment

 The purpose of this Amendment is to increase the number of shares of Common Stock that may be issued under the Plan in order to have the ability to attract and retain qualified employees, officers, directors and consultants who are eligible for issuance of securities under the Plan. As described below, the Company has granted and has outstanding under the Plan, options to purchase 1,936,500 common shares, thereby leaving only163,500 common shares eligible for issuance under the Plan. Management believes that over the remaining term of the Plan in which shares and options may be granted under the Plan that said 163,500 common shares which are currently available under the Plan are insufficient to serve its purposes of attracting and retaining qualified persons to serve in various capacities for the benefit of the Company.

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The following table shows the amounts that have been granted under the Plan as of the Record Date:

2007 Omnibus Equity Compensation Plan
Name and Position	Dollar Value ($)		Number of Options

Morry F. Rubin, Chief Executive Officer (2)	-0-	(1)	650,000

Brad Bernstein, President (2)	-0-	(1)	950,000

Executive Group (2)	-0-	(1)	1,600,000

Non-Executive Director Group (two persons) (2)	-0-	(1)	280,000

Non-Executive Officer Employee Group (three persons) (3)	-0-	(1)	56,500
    ______________

(1)
On January 31, 2007, we issued stock options to the Chief Executive Officer (650,000), President (950,000) and two directors (360,000). The fair value of these options ($.0468 each) was computed using the Black Scholes option pricing model. The fair value of the vested number of these options has been recorded. The dollar value of these options is zero because the exercise price of each option exceeded the fair value of our common stock as of the close of business on the Record Date.

(2)
On January 31, 2007, we established a stock option plan covering 2,100,000 shares and granted non-statutory stock options to purchase 950,000, shares and 650,000 shares to Brad Bernstein and Morry F. Rubin, respectively, exercisable at $1.25 per share and granted non-statutory stock options to purchase 180,000 shares to each of Kenneth Smalley and Frank DeLape, exercisable at $1.25 per share. These options have a term of ten years and vest one-third on the date of grant, one-third on February 29, 2008 and one-third on February 28, 2009. On December 2, 2008, Mr. DeLape resigned from the Board. He had a period of 90 days to exercise his vested options, which options expired unexercised on March 2, 2009 and are not reflected in the table above. On May 28, 2008, we granted E. Anthony Woods options to purchase 100,000 shares, exercisable at $1.25 per share from the vesting date through May 28, 2018, with one-third vesting on May 28, 2008, one third vesting on May 28, 2009 and the remaining one-third vesting on May 28, 2010.

(3)	Represents options to purchase 51,500 shares at $1.00 per share and options to purchase 5,000 shares at $1.25 per share

The following is a summary of the material features of the Plan:

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Shares Subject to the Plan

The maximum number of shares of common stock with respect to which awards may be made under the Plan is currently 2,100,000 and its is proposed to be increased to 4,200,000.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event or transaction, the Compensation Committee will make such equitable adjustments to the number, kind and price of shares subject to outstanding grants and to the number of shares available for issuance under the Plan as it deems necessary or appropriate. Shares subject to forfeiture, cancelled or expired awards granted under the Plan will again become available for issuance under the Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the Plan will again become available for issuance under the Plan.

Administration

A committee of two or more directors appointed by the Board will administer the Plan (the “Committee”); however, until the Committee is appointed, the Board administers the Plan. The Committee interprets the Plan, selects award recipients, determines the number of shares subject to each award and establishes the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the Board or the Committee deems relevant.

Eligibility

Employees, directors, consultants and other service providers of our Company and its affiliates are eligible to participate in the Plan, provided; however, that only employees of our Company are eligible to receive incentive stock options. Other than consultants and other service providers, the number of currently eligible employees in the Plan is five. The maximum number of shares that are the subject of grants made under the Plan to any individual during any calendar year may not exceed 1,000,000 shares, subject to certain adjustments. A participant in the Plan may not accrue dividend equivalents during any calendar year in excess of $500,000.

Amendment and Termination of Plan

The Board may amend, alter or discontinue the Plan at any time; provided, however, that the Board may not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws or to comply with applicable stock exchange requirements. The Plan will terminate on the day immediately preceding the tenth anniversary of the Plan’s effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Grants

Grants made under the Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights or “SARs”, stock awards, stock unit awards, dividend equivalents and other stock-based awards. Each grant is subject to the terms and conditions set forth in the Plan and to those other terms and conditions specified by the Committee and memorialized in a written grant agreement between our Company and grant recipient (the “Grant Instrument”).

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Stock Options

The Plan permits the grant of incentive stock options (“ISOs”) to our employees and the employees of our subsidiaries. The Plan also provides for the grant of non-qualified stock options (“NQSOs”) to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any stock option granted under the Plan will be equal to or greater than the fair market value of such stock on the date the option is granted, provided, however, that the exercise price of any incentive stock options granted under the Plan to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of us, may not be less than 110% of the fair market value of our common stock on the date of grant. Generally, payment of the option price may be made (i) in cash, (ii) with the Committee’s consent, by approval of the Committee, by delivering shares of Company Stock owned by the Optionee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) through a broker in accordance with applicable laws, or (iv) with a combination of cash and shares. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

Under the Plan, each option is exercisable at such time and to such extent as specified in the pertinent Grant Instrument between our Company and the option recipient. However, no option shall be exercisable with respect to any shares of common stock more than ten years after the date of grant of such award (except as otherwise determined by the Committee with respect to non-incentive options) and no incentive stock option that is granted to an employee, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company, or any parent or subsidiary of ours, may be exercised more than five years from the date of grant. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Effects of Termination of Service with our Company

Generally, unless provided otherwise in the Grant Instrument, the right to exercise any option or SAR (described below) terminates ninety (90) days following termination of the participant’s relationship with the Company for reasons other than death, disability or termination for “cause” as defined in the Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the Grant Instrument, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date such termination.

Stock Awards

We may issue awards of our common stock pursuant to the terms of the Plan. A stock award may be issued for consideration or for no consideration and may be subject to certain restrictions and risk of forfeiture (such as the completion of a period of service or attainment of a performance goal) as determined by the Committee and set forth in the Grant Instrument governing the stock award. If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, a stock award entitles the participant to all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends thereon.

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Stock Units

The Plan provides for the grant of stock units to employees, non-employee directors, or consultants or other individuals who perform services for us, subject to any terms and conditions, including the fulfillment of specified performance goals or other conditions, as may be established by the Committee. Each stock unit represents one hypothetical share of common stock and the right of the grantee to receive an amount based on the value of a share of our common stock. Payments with respect to stock units may be made in cash or in shares of common stock, or in combination of the two as determined by the appointed committee.

Stock Appreciation Rights

The Plan also provides for the grant of SARs, either alone or in tandem with stock options. An SAR entitles its holder to a cash payment of the excess of the fair market value of our common stock on the date of exercise, over the fair market value of our common stock on the date of grant. An SAR issued in tandem with a stock option will have the same terms as the stock option. The terms of an SAR granted alone, without an option, will be established by the Committee, in the Grant Instrument governing the SAR.

Other Stock-Based Award

The Committee may grant other stock-based awards, other than those described herein, that are based on, measured by or payable in shares of common stock on such terms and conditions as the Committee may determine. Such awards may be subject to the achievement of performance goals or other conditions and may be payable in cash, shares of common stock or any combination of cash and shares of common stock as the Committee shall determine.

Dividend Equivalents

The Committee may grant dividend equivalents in connection with grants under the Plan. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of common stock, and upon such terms as the appointed committee may establish, including the achievement of specific performance goals.

Change of Control of the Company

In the event of a Change of Control, as that term is defined in the Plan, of our Company, the Committee has discretion to, among other things, accelerate the vesting of outstanding grants, cashout outstanding grants or exchange outstanding grants for similar grants of a successor company. A Change of Control of our Company will be deemed to have taken place upon the:

•	the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;

•
a consolidation or merger of our Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•	the sale of substantially all of our assets; or

•	The liquidation or dissolution of our Company.

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It is expected that the written consents submitted to the Secretary of the Company at the Written Consent Effective Date will include the ratification, adoption and the approval of an Amendment to the Plan changing the number of shares subject to the Plan from 2,100,000 common shares to 4,200,000 common shares.

U.S. Federal Income Tax Consequences

The U.S. Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

Nonstatutory Stock Options.  Under present U.S. Treasury regulations, an optionee who is granted a nonstatutory option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to U.S. Federal income tax on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price of those shares, and the Company will receive a corresponding deduction. Income tax withholding requirements apply to such excess upon exercise. The optionee’s tax basis in the shares acquired upon exercise will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will generally realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

Incentive Stock Options (“ISO”). An ISO optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option.

If the optionee satisfies both the employment rule and the holding rule, for U.S. Federal income tax purposes, the optionee will not realize income upon exercise of the option and the Company will not be allowed a corresponding income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

           If the optionee meets the employment rule, but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price.

Any excess of the disqualifying disposition sale price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term, depending on the length of time the stock was held after the option was exercised). If, however, the disqualifying disposition sale price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the disqualifying disposition sale price over the option exercise price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a disqualifying disposition.

Common Stock Awards.  Recipients of shares of restricted common stock that are not “transferable” and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient’s income and our deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

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Section 162(m)

Under Section 162(m) of the Code, the Company may deduct, for federal income tax purposes, compensation paid to its chief executive officer and its four other most highly compensated executive officers only to the extent that such compensation does not exceed $1,000,000 for any individual during any year, provided that compensation that qualifies as “performance-based compensation” is not counted toward the $1,000,000 limit.

OTHER BUSINESS

As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.

AVAILABILITY OF SECURITIES AND EXCHANGE
COMMISSION’S FORM 10-K/A

THE COMPANY’S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K/A INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX A (EXCLUSIVE OF EXHIBITS).  ADDITIONAL COPIES OF SUCH REPORT AND EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO ANCHOR FUNDING SERVICES, INC., ATTENTION STOCKHOLDER RELATIONS AT 800 YAMATO ROAD, SUITE 102, BOCA RATON, FL 33431.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any Stockholder who intends to present a proposal at the next annual meeting of Stockholders must deliver the proposal to Brad Bernstein, Corporate Secretary of Anchor Funding Services, Inc. at 800 Yamato Road, Suite 102, Boca Raton, FL 33431:

•	Not later than May 25, 2010, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

•
Not later than May 25, 2010, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of Stockholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

ANCHOR FUNDING SERVICES, INC.

By:	/s/ BRAD BERNSTEIN
Name: BRAD BERNSTEIN
Title: SECRETARY

20

APPENDIX A

FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 10-K/A

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2008
or
[ ]	TRANSITION REPORT PURSUANT TO SECTION 12 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____ to ___
Commission File Number:  0-52589

                  ANCHOR FUNDING SERIVCES,  INC.

Delaware	20-545-6087
(State of jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

10801 Johnston Road, Suite 210
Charlotte, North Carolina	28226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(866) 950-6669

Securities registered pursuant to Section 12 (b) of the Act:  None

Securities registered pursuant to Section 12 (g) of the Act:  Common Stock, $.001 Par Value

Check whether the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. [  ]

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes X .   No ___.

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K/A or any amendment to this Form 10-K/A [X].

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company as defined by Rule 12b-2 of the Exchange Act: smaller reporting company [X].

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes [  ] No [X]

State Issuer’s revenues for its most recent fiscal year: $1,252,476.

As of March 25, 2009, the number of shares of Common Stock held by non-affiliates was approximately 12,940,378 shares. No market value is being supplied for the value of the shares held by non-affiliates since trading in our Common Stock is limited and such information would not be meaningful.

The number of shares outstanding of the Registrant’s Common Stock, as of March 25, 2009, was 12,940,378. The Registrant also has outstanding 1,314,369 shares of Series 1 Preferred Stock convertible into 6,571,845 shares of Common Stock.

EXPLANATORY NOTE

The purpose of this Amendment is to correct the following errors set forth in the originally filed Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 30, 2009.

Item 8.	The date of the Independent Auditors Report has been changed from March 27, 2008 to March 27, 2009.

Item 10.	The biography of Kenneth Smalley has been updated and it now states that management considers Mr. Smalley a financial expert.

Item 12.	The security ownership of certain officers and directors both individually and as a group has been corrected as well as the percentages relating thereto.

FORWARD-LOOKING STATEMENTS

We believe this annual report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management, based on information currently available to our management. When we use words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “should,” “likely” or similar expressions, we are making forward-looking statements. Forward-looking statements include information concerning our possible or assumed future results of operations set forth under “Business” and/or “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

            Forward-looking statements reflect only our current expectations. We may not update these forward-looking statements, even though our situation may change in the future. In any forward-looking statement, where we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements due to a number of uncertainties, many of which are unforeseen, including:

•	the timing and success of our acquisition strategy;

•	the timing and success of expanding our market presence in our current locations, successfully entering into new markets, adding new services and integrating acquired businesses;

•	the timing, magnitude and terms of a revised credit facility to accommodate our growth;

•	competition within our industry; and

•	the availability of additional capital on terms acceptable to us.

 In addition, you should refer to the “Risk Factors” section of this Form 10-K under Item 1 for a discussion of other factors that may cause our actual results to differ materially from those implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this Registration Statement will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Accordingly, you should not place undue reliance on these forward-looking statements.

            We qualify all the forward-looking statements contained in this Form 10-K by the foregoing cautionary statements.

PART I

Item 1. Business

Corporate Structure

Anchor Funding Services, Inc. (formerly BTHC XI, Inc.) was originally organized in the State of Texas as BTHC XI LLC. On September 29, 2004, BTHC XI LLC and its sister companies filed an amended petition under Chapter 11 of the United States Bankruptcy Code. On November 29, 2004, the court approved BTHC XI LLC’s Amended Plan of Reorganization. On August 16, 2006, and in accordance with its Amended Plan of Reorganization, BTHC XI LLC changed its state of organization from Texas to Delaware by merging with and into BTHC XI, Inc., a Delaware corporation formed solely for the purpose of effecting the reincorporation.

Anchor Funding Services LLC, a limited liability company, was originally formed under the laws of the State of South Carolina in January 2003 and later reorganized under the laws of the State of North Carolina on August 29, 2005. Anchor Funding Services, LLC was formed for the purposes of providing factoring and back office services to businesses located in the United States and Canada. On January 31, 2007, the former BTHC XI, Inc. and certain principal stockholders entered into a Securities Exchange Agreement (the “Securities Agreement”) with Anchor Funding Services, LLC and its members for Anchor Funding Services, LLC to become a wholly-owned subsidiary of the former BTHC XI, Inc. in exchange for 8,000,000 shares of Common Stock of BTHC XI, Inc. (the “Exchange”).

At the time of the Exchange, the former BTHC XI, Inc. had limited operations and limited assets or liabilities. Because the members of Anchor Funding Services, LLC exchanged their equity ownership interests for an aggregate 67.7% equity ownership interest in the former BTHC XI, Inc. (computed immediately after the completion of the Exchange and before the consummation of a financing), this transaction was for accounting purposes, treated as if Anchor Funding Services, LLC was the surviving entity, as if a merger occurred between the parties. Accordingly, for the periods prior to the Exchange, our consolidated financial statements are based upon the consolidated financial position, results of operations and cash flows of Anchor Funding Services LLC. The assets, liabilities, operations and cash flows of the former BTHC XI, Inc. are included in our consolidated financial statements from January 31, 2007, the effective date of the Exchange, onward.

On April 4, 2007, the former BTHC XI, Inc. changed its corporate name to Anchor Funding Services, Inc., which is currently a holding corporation for its wholly-owned subsidiary, Anchor Funding Services, LLC. Except as otherwise provided in this Form 10-K, unless the context otherwise requires, references in this Form 10-K to the “Company,” “Anchor,” “we,” “us” and “our” refers collectively to the consolidated business and operations of Anchor Funding Services, Inc. and its wholly-owned operating subsidiary, Anchor Funding Services LLC.

Business Overview

 Our business objective is to create a well-recognized, national financial services firm for small businesses providing accounts receivable funding (factoring), outsourcing of accounts receivable management including collections and the risk of customer default and other specialty finance products including, but not limited to trade finance and government contract funding. For certain service businesses, Anchor also provides back office support including payroll, payroll tax compliance and invoice processing services. We provide our services to clients nationwide and may expand our services internationally in the future. We plan to achieve our growth objectives as described below through a combination of strategic and add-on acquisitions of other factoring and related specialty finance firms that serve small businesses in the United States and Canada and internal growth through mass media marketing initiatives. Our principal operations are located in Charlotte, North Carolina and we maintain an executive office in Boca Raton, Florida which includes its sales and marketing functions.

Factoring is the purchase of a company’s accounts receivable, which provide businesses with critical working capital so they can meet their operational costs and obligations while waiting to receive payment from their customers. Factoring services also provide businesses with credit and accounts receivable management services. Typically, these businesses do not have adequate resources to manage internally their credit and accounts receivable functions. Factoring services are typically a non-recourse arrangement whereby the factor takes the entire credit risk if the customer does not pay due to insolvency for any period of time or on a partial non-recourse basis where the factor takes the credit risk for a period of time, which could be 30 to 90 days after the factor purchases an account receivable such that if a client’s customer becomes insolvent during this specific period of time, the factor bears the loss. Under partial non-recourse factoring, after a specific period of time, if the accounts receivable invoice is not collected, the client is required to purchase the accounts receivable invoice back from Anchor. We typically advance our clients 75% to 95% of the face value of invoices that we approve in advance on a partial non-recourse basis and pay them the difference less our fees when the invoice is collected. For our year ended December 31, 2008, our fees for services averaged approximately 3.3% of the invoice value and are tiered such that the longer it takes us to collect on the accounts receivable invoice, the greater our fee. Since our inception, Anchor has incurred minimal credit losses. The Company incurred approximately $41,000 and $31,000 in 2008 and 2007, respectively. We offer a full-non-recourse factoring product to independent truckers and trucking companies through our transportation funding division, TruckerFunds.com. TruckerFunds.com focuses on buying freight bills from independent, owner operators of trucks and small fleets with less than six trucks. We typically advance our trucking clients 90% to 95% of the invoices that we approve in advance on a non-recourse basis and pay them the difference less our fees when the invoice is collected.

A summary of some of the advantages of factoring for a small business is as follows:

•	Faster application process since factoring is focused on credit worthiness of the accounts receivable as security and not the financial performance of the company;

•	Unlimited funding based on “eligible” and “credit worthy” accounts receivable; and

•	No financial covenants.

We offer our services nationwide to any type of business where we can verify and substantiate an accounts receivable invoice for delivery of a product or performance of a service. Examples of current clients include a commercial janitorial company, transportation company, medical staffing firm, IT consulting company and a pharmaceutical manufacturer. Current clients range in size from start-up to $10million in annual sales. Geographically, our five largest customers that account for approximately 37.2% of our accounts receivable portfolio at December 31, 2008 are located in the states of California, Virginia, New Jersey and New York. We believe that this market is under served by banks and other funding institutions that find many of these companies not “bankable” because of their size, limited operating history, thin capitalization, seasonality patterns or poor, inconsistent financial performance. Anchor’s focus is providing funding based on the quality of our clients’ customers’ ability to pay and the validity of the account receivable invoice. Anchor utilizes credit and verification processes to assist in assuring that customers are creditworthy and invoices are valid. We secure our funding by having a senior first lien on all clients’ accounts receivable and other tangible and intangible assets. We also often obtain personal and validity guarantees from our clients’ owners.

GROWTH OPPORTUNITIES AND STRATEGIES

Our strategy is to become a nationally recognized brand for accounts receivable funding and other related financial services for small businesses. This expansion is expected to be accomplished with media marketing campaigns targeting small businesses and through accretive acquisitions of competitive firms and add-on purchases which broaden our mix of services, brands, customers and geographic and economic diversity. Our focus is to increase revenues and profits, through a combination of internal growth and acquisitions, primarily within our core disciplines and expansion into new service offerings. The key elements to our acquisition growth strategy include the following:

•
Acquire companies that provide factoring services to small businesses. Our primary strategy is to increase revenues and profitability by acquiring the accounts receivable portfolios and possibly the business development and management teams of other local and regional factoring firms, primarily firms in the United States with revenues of generally less than $10 million. Significant operating leverage and reduced costs are achieved by consolidating back office support functions. Increased revenues across a larger accounts receivable portfolio is anticipated to lead to lower costs of capital, which may enhance profitability.. We intend to evaluate acquisitions using numerous criteria including historical financial performance, management strength, service quality, diversification of customer base and operating characteristics. Our senior management team has prior experience in other service industries in identifying and evaluating attractive acquisition targets and integrating acquired businesses. As of the filing date of this Form 10-K, we have not entered into any definitive agreements to complete any mergers or acquisitions.

•
Expand our service offerings by acquiring related specialty finance firms that serve small businesses. These specialty firms will broaden the services that we provide so that we can fulfill additional financial service needs of existing clients and target additional small businesses in different industries.. The following are types of specialty finance firms that we will target and is not all-inclusive:

o	Import/export financing;
o	Government contract financing
o	Transportation / freight invoice financing

•
Expand our discount factoring business by creating a national factoring brand. Inform and educate small businesses owners that factoring can increase cash flow and outsource credit risk and accounts receivable management. Our experience has been that many small businesses have limited awareness that factoring exists and is a viable financing alternative option for them. We have a marketing strategy that focuses on creating a national factoring brand identity. This is expected to be accomplished through various marketing initiatives and business alliances that will create in-bound sales leads. These marketing strategies include:

o	Media advertising in key metropolitan markets;
Increase our pay-per-click internet advertising which in the past has been a successful strategy for Anchor; and
Radio - test market selective radio spot advertising on talk radio and sports oriented programming whose primary demographic are small business owners.

o	Establish cross-selling alliances with other small business providers including:
Small business accounting and tax preparation service firms;
Small business service centers, providing packing and shipping; and
Commercial insurance brokers.
o	Develop a referral network of business brokers, consultants and accountants and attorneys;

•
Expand into the growing Hispanic business market. We continue to seek opportunities to expand the reach of our brands into new markets, including the Hispanic business market. We plan to create a Spanish language version of our website, advertise in Hispanic media publications and enter into alliances with Hispanic commercial banks for small business referral prospects who do not meet the banks’ suitability requirements.

INDUSTRY OVERVIEW

Factoring as it functions today has been in existence for nearly 200 years. Its historical focus has been in the textile and apparel industries, which provides products to major retailers. The factoring industry has expanded beyond the textile and apparel industries into other mainstream businesses. Anchor may provide funding to businesses where the performance of a service or the delivery of a product can be verified. We have the ability to check a company’s credit and evaluate its ability to pay across most industries. Hence, Anchor’s target prospects are most small businesses.

According to the Commercial Finance Association (CFA), an industry trade association for asset based lending and factoring companies, factoring volume (the dollar value of invoices purchased) in 2007 in the United States grew to $135.5 billion from $127.1 billion in 2006, representing a 6.5% increase. The CFA survey highlights that the growth is attributable to a number of factors including a greater acceptance of the factoring product. Our primary strategy is to increase revenues and profitability by acquiring the accounts receivable portfolios and possibly the business development and management teams of other local and regional factoring firms by primarily targeting for acquisition firms in the United States with revenues of generally less than $10 million.  Management of our company is unable to estimate the portion of the $135.5 billion market which consists of companies in our targeted market for acquisition. Nevertheless, Management believes that our targeted market for acquisitions represents a small portion of the overall United States factoring volume.

Factoring sustained its 30 year pattern of growth in 2007.

The Factoring Industry
U.S. Annual Factoring Volume
Billions - Source: Commercial Finance Association 2007 Survey
$140
$120
$100
$80
$60
$40
$20
$-
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006

Management estimates, based on examination of Dun & Bradstreet data and a market overview provided by a merger and acquisition advisory firm, that there are approximately 2,900 accounts receivable factoring and financing firms in the United States with over 2,000 firms with revenues of less than $1 million. Management believes that the fragmentation of the market among other factors, make this industry attractive for consolidation. Driving factors for consolidation include:

o
Limited growth capital for small factors. Small factoring firms may have credit availability constraints limiting the business volume which they can factor. The financial leverage that banks typically provide a finance company is a function of the capital in the business. The opportunity to combine their businesses with Anchor’s capital and possible lower cost of funds, back office support and potentially a larger credit facility are incentives to sell their business, particularly where they would receive our capital stock in return as part or all of the transaction price.

o
Anchor would provide an exit strategy for owners of small factoring firms who may have much of their personal wealth tied to the business and want to retire. A cash sale of a factoring firm would provide liquidity to the owner of a factoring firm and the opportunity to receive a price over the factoring firm’s book value.

OPERATIONS

Our executive officers, namely Morry F. Rubin, CEO and Brad Bernstein, President, manage our day to day operations and internal growth and oversee our acquisition strategy. We have a full-time interactive marketing manager, , four account executives, an underwriter, a controller, three sales people, an administrative assistant, an operations manager for our transportation division, TruckerFunds.com, a credit manager  and a collector/credit analyst that provide daily support for our clients. Our sales personnel handle in-bound sales calls. Our underwriter analyzes prospective funding transactions and submits them for credit committee review. Our controller maintains our books and records, wires funds daily to clients and provides back office oversight.  Our credit manager and collector/credit analyst make collection calls and evaluate the credit of account debtors.

At times in the past, we used accounting personnel from Preferred Labor, LLC, an affiliated company principally owned by Morry F. Rubin, George Rubin and Brad Bernstein, officers and directors of our company for certain back office functions, including, without limitation, credit and collection, payroll and other bookkeeping services. In the past through April 23, 2007, Preferred Labor charged a fee of .25% of the value of accounts receivable purchased for credit and collection services only and .5% for credit, collection, invoicing, payroll and other bookkeeping services. The fees charged by Preferred Labor were $-0- and $16,100 for the years ended December 31, 2008 and 2007, respectively. From April 2007 through July 2007, Anchor paid a portion of Preferred Labor’s shared employees salaries based upon actual time incurred. This temporary arrangement ceased in July 2007, as we expanded our support staff and hired a full-time credit analyst who is in charge of collections.  Our transactions with Preferred Labor have not been represented by any written agreements between the parties. See “Certain Relationships and Related Transactions.”

Underwriting Process

We have developed and utilize standard underwriting procedures, which are controlled in a checklist format that is reviewed and approved by members of the credit committee. The credit committee is presently comprised of our executive officers, although these functions may be delegated to other responsible personnel in the future as our company expands our operations. A member or members of the credit committee approve all new accounts and conduct periodic credit reviews of the client portfolio. Underwriting criteria include the following:

o	Background and credit checks are performed on the owners.
o	Personal or validity guarantees are sometimes obtained from the owners.
o
We “Notify” all accounts that are purchased. Anchor is a notification factor, which means that we notify in writing all accounts purchased that we have purchased the account and payments are to be made to Anchor’s central lockbox. Our client’s invoices also provide Anchor’s lockbox as address for payments. We also have a notification statement on our clients’ invoices that indicate we have purchased the account and payment is to be made to Anchor.

o
Initially we attempt to verify most of a new customer’s accounts. Verification includes review of third-party documentation and telephone discussions with the client’s customer so that we may substantiate that invoices are valid and without dispute.

o	We typically evaluate the creditworthiness on accounts with more than a $2,500 balance.
o
Other standard diligence testing includes payroll tax payment verification, company status with state of incorporation, pre and post filing lien searches and review of prior years’ corporate tax returns. For TruckerFunds.com accounts we do not verify payroll tax payments or review prior years’ tax returns.

o
We require that our clients enter into a factoring and security agreement with Anchor and file a first senior lien on purchased accounts, and on a case-by-case basis, sometimes on all of our clients’ tangible and intangible assets.

Credit Management

To efficiently and quickly determine the credit worthiness of an account, Anchor utilizes an instant credit checking system that we call Creditguard.  Creditguard is an in-house evaluation tool that we have developed, but we do not claim any proprietary rights at this time. Creditguard utilizes a proven credit formula that combines various Dun & Bradstreet credit data elements. This formula and system provide an initial credit limit so that accounts can be approved or rejected quickly. If additional credit is necessary beyond the initial credit limit, we then independently check three vendor references and a bank reference to determine if additional credit can be extended. Collection calls are usually made in advance of their due date to secure a commitment or estimated time to receive payment.

CLIENTS

Our clients are all small businesses that typically range in size from start-up to $10 million in annual sales. We provide our services to any type of business where we can verify and substantiate an accounts receivable invoice for delivery of a product or performance of a service. Examples of current clients include a commercial janitorial company, transportation company, medical staffing firm, IT consulting company and a pharmaceutical manufacturer. Anchor targets all small businesses to educate and convert them to factoring. We believe that this small business market is under served by banks and other funding institutions that view many of these companies not “bankable” because of their size, limited operating history, thin capitalization or poor / inconsistent financial performance. Anchor’s focus is funding based on the quality of our clients’ customer’s ability to pay and the validity of the accounts receivable invoice. Anchor has credit and verification processes to assist in assuring that customers are creditworthy and invoices are valid. We secure our funding by placing a senior first lien on all clients’ accounts receivable and other tangible and intangible assets. We also often obtain personal guarantees from our clients’ owners.

In addition, there are certain specific small business sectors that Anchor believes also have limited working capital options and are targets for factoring. Examples of these include:

•	Not-for-profit entities; we have factored a not-for-profit foster home’s invoices to a local county.
•	Companies with tax liens by providing funding based upon its eligible accounts receivable; we were successful in paying off the IRS for a client that had tax liens by funding its accounts receivable.
•	Free lance consultants and independent contractors that cannot wait to receive payment from their client.

SALES AND MARKETING

We have a full time interactive marketing manager to assist Anchor in creating a national brand identity through various marketing and business alliance strategies that will create in-bound sales leads. These marketing strategies include, without limitation, the following:

●	Media advertising in key metropolitan markets;
Increase our internet advertising which in the past has been a successful strategy for Anchor; and
Radio - test market selective radio spot advertising on talk radio and sports oriented programming whose primary demographic are small business owners.
●	Establish cross-selling alliances with other small business providers including:
Small business accounting and tax preparation service firms; and
●	Commercial insurance brokers; and
●	Develop a referral network of business brokers, consultants and accountants and attorneys;

In key metropolitan areas, we plan on hiring business development officers to follow up on in-bound sales leads in person and develop additional business by networking with other small business providers including traditional bankers, accountants, lawyers and insurance brokers.

MANAGEMENT INFORMATION SYSTEMS

We utilize a factoring industry software program designed to effectively manage and operate a factoring company. This system currently manages multiple functions from purchasing invoices, advancing funds, recording collections and rebating clients. The system generates, on demand, numerous management reports including purchase activity, collections activity, return on capital, advances outstanding, accounts receivable trends, and credit reports which provide us with the ability to track, monitor and control the collateral (purchased accounts receivable). In addition, the software integrates with our general ledger accounting package, which enables us to meet our financial reporting requirements. Our clients can retrieve on-line key management reports and statements.

Our current software platform can support our growth.  We recently upgraded our factoring software platform, to enable additional users access to the system and support our growth objectives.

Hardware redundancy, backup strategies and disaster recovery have been planned to reduce the risk of downtime.

GOVERNMENT REGULATIONS

             To Management’s knowledge, factoring receivables is not a regulated industry, as we do not make loans or charge clients interest. Nevertheless, if any of the factoring transactions entered into by us are deemed to be loans or financing transactions by a court of law instead of a true purchase of accounts receivable, then various state laws and regulations would become applicable to us and could limit the fees and other charges we are able to charge our customers and may further subject us to any penalties under such state laws and regulations. These laws would also:

•	regulate credit granting activities, including establishing licensing requirements, if any, in various jurisdictions,
•	require disclosures to customers,
•	govern secured transactions,
•	Set collection, foreclosure, repossession and claims handling procedures and other trade practices,
•	prohibit discrimination in the extension of credit, and
•	regulate the use and reporting of information related to a seller’s credit experience and other data collection.

This could have a material adverse effect on our business, financial condition, liquidity and results of operations.  See “Risk Factors.”

COMPETITION

The factoring and financial service industry is highly fragmented and competitive. Competitive factors vary depending upon financial services products offered, customer, and geographic region. Competitive forces may limit our ability to charge our customary fees and raise fees to our customers in the future. Pressure on our margins is intensive and we cannot assure you that we will be able to successfully compete with our competitors. Our competitors, of which we are currently an insignificant competitor in our industry, include national, regional and local independent and bank owned factoring and finance companies and other full service factoring and financing organizations. Many of these competitors are larger than we are and may have access to capital at a lower cost than we do. Management estimates, based on examination of Dun & Bradstreet data and a market overview provided by a merger and acquisition advisory firm, that there are approximately 2,900 accounts receivable factoring and/or business financing firms in the United States, including us, with over 2,000 with revenues of less than $1 million. To our knowledge, no single firm dominates the small business segment of the industry.

EMPLOYEES

As of March 10, 2009, we have 16 full-time employees.

History of former BTHC XI, LLC

Anchor Funding Services, Inc., formerly known as BTHC XI, Inc., was organized on August 16, 2006 as a Delaware corporation to effect the reincorporation of BTHC XI, LLC, a Texas limited liability company, mandated by the plan of reorganization discussed below.

In September 1999, Ballantrae Healthcare LLC and its affiliated limited liability companies including BTHC XI, LLC, or collectively Ballantrae, were organized for the purpose of operating nursing homes throughout the United States. Ballantrae did not own the nursing facilities.  Instead, they operated the facilities pursuant to management agreements and/or real property leases with the owners of these facilities. Although Ballantrae continued to increase the number of nursing homes it operated and in June 2000 had received a substantial equity investment, it was unable to achieve profitability. During 2001 and 2002, Ballantrae continued to experience severe liquidity problems and did not generate enough revenues to cover its overhead costs.  Despite obtaining additional capital and divesting unprofitable nursing homes, by March, 2003, Ballantrae was out of cash and unable to meet its payroll obligations.

On March 28, 2003, Ballantrae filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code.  On November 29, 2004, the bankruptcy court approved the First Amended Joint Plan of Reorganization, as presented by Ballantrae, its affiliates and their creditors (the “Plan”).  On August 16, 2006, pursuant to the Plan, BTHC XI, LLC was merged into BTHC XI, Inc., a Delaware corporation, which later changed its name to Anchor Funding Services, Inc., effective on April 4, 2007.

On January 31, 2007, we entered into a Securities Exchange Agreement and acquired 100% of the membership (ownership) interests of Anchor Funding Services LLC in exchange for 8,000,000 shares of our Common Stock (the “Anchor Transaction”). The Securities Exchange Agreement was entered into by and among Anchor Funding Services, LLC, its members, Anchor funding Services, Inc. (formerly BTHX XI, Inc.) and certain stockholders (the “Company Stockholders”). The Anchor Transaction was subject to our receipt in escrow of a private placement of our Series 1 Preferred Stock of at least $2,500,000 which was successfully completed immediately after the Exchange on January 31, 2007. The private placement offering was terminated on April 5, 2007 after the raise of $6,712,500 in gross proceeds from the sale of 1,342,500 shares of Series 1 Preferred Stock.

The Anchor Transaction

As a result of the Anchor Transaction, Anchor became a wholly-owned subsidiary of former BTHC XI. Prior to the completion of the Anchor Transaction, former BTHC XI had no operations and had no material assets or liabilities.

The Anchor Transaction was closed on January 31, 2007. The closing of the Anchor Transaction was conditioned on, among other things: (a) the approval of Anchor’s members, (b) the various representations and warranties of the parties being true and correct as provided in the Securities Exchange Agreement, (c) the parties performing their various covenants and agreements as provided in the Securities Exchange Agreement, (d) the parties delivering certain agreements, certificates and other instruments, (e) the Escrow Agent’s receipt of at least $2,500,000 in cleared funds available for the initial closing of the Offering immediately upon the effectiveness of the Securities Exchange, and (f) the entry into 18 month lock-up agreements by members of Anchor.

The Securities Exchange Agreement contained various representations and warranties and covenants of the Company and the Company Stockholders. Generally, the representations and warranties of the Company and the Company Stockholders survive until the first anniversary of the closing date. The Securities Exchange Agreement provides for indemnification by Company Stockholders for breaches or failure to perform covenants of the Company or the Company Stockholders contained in the Securities Exchange Agreement and for any claims by brokers or finders for fees or commissions alleged to be due in connection with the Anchor Transaction. Additionally, certain Company Stockholders agreed to indemnify Anchor for any damages arising from or in connection with the operation or ownership of the Company from and including November 29, 2004, the date the Plan was confirmed by the bankruptcy court through and including December 7, 2006. Certain other Company Stockholders agreed to indemnify Anchor for any damages arising from any breach of any representation or warranty of the Company, or the Company Stockholders contained in the Securities Exchange Agreement resulting from the operation or ownership of the Company from and including their acquisition date of control of the Company (i.e. December 7, 2006) through and including the January 31, 2007 closing date of the Securities Exchange.

Item 1.A.  Risk Factors

You should carefully consider the following risk factors, in addition to the other information presented in this Form 10-K, in evaluating us and  our business. Any of the following risks, as well as other risks and uncertainties, could harm our business and financial results and cause the value of our securities to decline, which in turn could cause you to lose all or part of your investment.

Limited operating history. Anchor Funding Services, LLC was formed in 2003 and has only a limited operating history upon which investors may judge our performance. Future operating results will depend upon many factors, including, without limitation our ability to keep credit losses to a minimum, fluctuations in the economy, the degree and nature of competition, demand for our services, and our ability to integrate the operations of acquired businesses, to expand into new markets and to maintain margins in the face of pricing pressures. We can provide no assurances that our operations will be profitable.

Our past operating losses may occur in the future. Anchor Funding Services, LLC was formed in 2003 and has historically operated at a loss. We can provide no assurances that our operations and consolidations with any companies that we acquire will result in us meeting our anticipated level of projected profitable operations, if at all.

Competition for customers in our industry is intense, and if we are not able to effectively compete, our financial results could be harmed and the price of our Shares could decline. The factoring and financial service industry is highly competitive. There are many large full-service and specialized financing companies, as well as local and regional companies, which compete with us in the factoring industry. Competition in our markets is intense. These competitive forces limit our ability to raise fees to our customers. Pressure on our margins is intense, and we cannot assure you that we will be able to successfully compete with our competitors, many of whom have substantially greater resources than we do. If we are not able to effectively compete in our targeted markets, our operating margins and other financial results will be harmed and the market price of our securities could decline.

If we are not able to maintain adequate lines of credit on commercially reasonable terms, our financial condition or results of operations could suffer. Based on numerous covenants, we have the availability of a $15 million (expandable to $25 million) senior credit facility through November 2011 with an institutional asset based lender which advances funds against up to 85% of “eligible net factored accounts receivable” (minus client reserves as lender may establish in good faith) as defined in Anchor’s agreement with its institutional lender. This facility, which is secured by our assets, contains certain covenants related to tangible net worth, change in control and other matters. In the event that we fail to comply with the covenant(s) and the lender does not waive such non-compliance, we could be in default of our credit agreement, which could subject us to penalty rates of interest and accelerate the maturity of the outstanding balances.  In the event we are not able to maintain adequate credit facilities for our factoring and acquisition needs on commercially reasonable terms, our ability to operate our business and complete one or more acquisitions would be significantly impacted and our financial condition and results of operations could suffer. Further, our institutional lender has announced its intention to leave the asset based financing business and it has indicated to us that it would abide by the terms of our senior credit facility until such time as we obtain a new facility. We can provide no assurances that a replacement facility will be obtained by us on terms satisfactory to us, if at all. Our two executive officers have each personally guaranteed the indebtedness under our existing credit facility up to $250,000 per person for a total of $500,000. We can provide no assurances that personal guarantees will be provided by our executive officers to a new institutional lender or how that may impact the definitive terms of any new facility.

We may acquire companies in the future and these acquisitions could disrupt our business or adversely affect our earnings. Further, we may complete acquisitions without first obtaining stockholder approval under applicable Delaware Law. We intend to acquire small and/or medium local and/or regional factoring and financial service businesses. Our ability to complete acquisitions in the future may be impacted by many factors, including, without limitation, companies available for acquisition and the ability to achieve favorable terms. Entering into an acquisition entails many risks, any of which could harm our business, including, without limitation, failure to successfully integrate the acquired company with our existing business, retention of key employees, alienation or impairment of relationships with substantial customers or key employees of the acquired business or our existing business, and assumption of liabilities of the acquired business. Any acquisition that we consummate also may have an adverse affect on our liquidity or earnings and may be dilutive to our earnings. Adverse business conditions or developments suffered by or associated with any business we acquire additionally could result in impairment to the goodwill or intangible assets associated with the acquired businesses, and a related write down of the value of these assets, and adversely affect our earnings. Further, we may complete acquisitions without first obtaining stockholder approval under applicable Delaware Law.

Risks Associated with our Growth Strategy. Our plans for growth, both internal and through acquisition of other factoring and financial service companies, are subject to numerous and substantial risks. We can provide no assurances that we will be able to expand our market presence in our current locations, successfully enter new markets, add new services and/or integrate acquired businesses into our operations. Our continued growth is dependent upon a number of factors, including the availability of working capital to support such growth, our response to existing and emerging competition, our ability to maintain sufficient profit margins while experiencing pricing pressures, our efforts to develop and maintain customer and employee relationships, and the hiring, training and retention of qualified personnel. We can provide no assurances that we will be able to identify acceptable acquisition candidates on terms favorable to us in a timely manner, if at all. A substantial portion of our capital resources is anticipated to be used primarily for these acquisitions. We expect to require additional debt or equity financing for future acquisitions, which additional financing may not be available on terms favorable to the Company, if at all. We can provide no assurances that any acquired business will be profitable.

We will seek to make acquisitions that may prove unsuccessful or strain or divert our resources. We intend seek to expand our business through the acquisition of competitors’ factoring and service businesses and assets. We may not be able to complete any acquisitions on favorable terms, if at all. Acquisitions present risks that could materially and adversely affect our business and financial performance, including:

• the diversion of our management's attention from our everyday business activities
• the contingent and latent risks associated with the past operations of, and other unanticipated problems arising in, the acquired business; and
• the need to expand management, administration, and operational systems.

If we make, or plan to make, such acquisitions we cannot predict whether:

• we will be able to successfully integrate the operations and personnel of any new businesses into our business;
• we will realize any anticipated benefits of completed acquisitions;
• there will be substantial unanticipated costs associated with acquisitions, including potential costs associated with liabilities undiscovered at the time of acquisition; or
• stockholder approval of an acquisition will be sought.

In addition, future acquisitions by us may result in:

• potentially dilutive issuances of our equity shares;
• the incurrence of additional debt;
• restructuring charges; and
• the recognition of significant charges for depreciation and amortization related to intangible assets.

Risks Related to Our Factoring Activities. In our history, we have not experienced  material credit losses. If we were to experience material losses on our accounts receivable portfolio, they would have a material adverse effect on (i) our ability to fund our business and, (ii) to the extent the losses exceed our provision for credit losses, our revenues, net income and assets.

We purchase accounts receivable primarily from privately owned small companies, which present a greater risk of loss than purchasing accounts receivable from larger companies. Our portfolio consists primarily of accounts receivable purchased from small, privately owned businesses with annual revenues ranging from start-up to $10 million. Compared to larger, publicly owned firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand or compete. These financial challenges may make it difficult for our clients to continue as a going concern. Accordingly, advances made to these types of clients entail higher risks than advances made to companies who are able to access traditional credit sources.  In part because of their smaller size, our clients may:

• experience significant variations in operating results;

• have narrower product lines and market shares than their larger competitors;

• be particularly vulnerable to changes in customer preferences and market conditions;

• be more dependent than larger companies on one or more major customers, the loss of which could materially impair their business, financial condition and prospects;

• face intense competition, including from companies with greater financial, technical, managerial and marketing resources;

  •    depend on the management talents and efforts of a single individual or a small group of persons for their success, the death, disability or resignation of whom could materially harm the client’s financial condition or prospects;

• have less skilled or experienced management personnel than larger companies; or

• do business in regulated industries, such as the healthcare industry, and could be adversely affected by policy or regulatory changes.

Accordingly, any of these factors could impair a client’s cash flow or result in other events, such as bankruptcy, which could limit our ability to collect on this client’s purchased accounts receivable, and may lead to losses in our portfolio and a decrease in our revenues, net income and assets.

We may be adversely affected by deteriorating economic or business conditions. Our business, financial condition and results of operations may be adversely affected by various economic factors, including the level of economic activity in the markets in which we operate. Delinquencies and credit losses generally increase during economic slowdowns or recessions. Because we fund primarily small businesses, many of our clients may be particularly susceptible to economic slowdowns or recessions and could impair a client’s cash flow or result in other events, such as bankruptcy, which could limit our ability to collect on this client’s purchased accounts receivable, and may lead to losses in our portfolio and a decrease in our revenues, net income and assets. Unfavorable economic conditions may also make it more difficult for us to maintain both our new business origination volume and the credit quality of new business at levels previously attained. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could significantly harm our operating results.

Our limited operating history makes it difficult for us to accurately judge the credit performance of our portfolio and, as a result, increases the risk that our allowance for credit losses may prove inadequate. Our business depends on the creditworthiness of our clients’ customers and our clients. While we conduct due diligence and a review of the creditworthiness of most of our clients’ customers and all of our clients, this review requires the application of significant judgment by our management. Our judgment may not be correct. We maintain an allowance for credit losses on our consolidated financial statements in an amount that reflects our judgment concerning the potential for losses inherent in our portfolio. Management periodically reviews the appropriateness of our allowance considering economic conditions and trends, collateral values and credit quality indicators. We cannot assure you that our estimates and judgment with respect to the appropriateness of our allowance for credit losses are accurate. Our allowance may not be adequate to cover credit losses in our portfolio as a result of unanticipated adverse changes in the economy or events adversely affecting specific clients, industries or markets. If our allowance for credit losses is not adequate, our net income will suffer, and our financial performance and condition could be significantly impaired.

We may not have all of the material information relating to a potential client at the time that we make a credit decision with respect to that potential client or at the time we advance funds to the client. As a result, we may suffer credit losses or make advances that we would not have made if we had all of the material information. There is generally no publicly available information about the privately owned companies to which we generally purchase accounts receivable from. Therefore, we must rely on our clients and the due diligence efforts of our employees to obtain the information that we consider when making our credit decisions. To some extent, our employees depend and rely upon the management of these companies to provide full and accurate disclosure of material information concerning their business, financial condition and prospects. If we do not have access to all of the material information about a particular client’s business, financial condition and prospects, or if a client’s accounting records are poorly maintained or organized, we may not make a fully informed credit decision which may lead, ultimately, to a failure or inability to collect our purchased accounts receivable in their entirety.

We may make errors in evaluating accurate information reported by our clients and, as a result, we may suffer credit losses.  We underwrite our clients and clients’ customers based on certain financial information. Even if clients provide us with full and accurate disclosure of all material information concerning their businesses, we may misinterpret or incorrectly analyze this information. Mistakes by our staff and credit committee may cause us to make advances and purchase accounts receivable that we otherwise would not have purchased, to fund advances that we otherwise would not have funded or result in credit losses.

A client’s fraud could cause us to suffer material losses. A client could defraud us by, among other things:

•	directing the proceeds of collections of its accounts receivable to bank accounts other than our established lockboxes;
•	failing to accurately record accounts receivable aging;
•	overstating or falsifying records showing accounts receivable or inventory; or
•	providing inaccurate reporting of other financial information.

As of December 31, 2008, we have two medical staffing companies located in New York that account for a total of 14.4% of our accounts receivable portfolio and a trucking company located in Virginia accounts for 14.6% of our accounts receivable portfolio.  A client’s fraud could cause us to suffer material losses.

We may be unable to recognize or act upon an operational or financial problem with a client in a timely fashion so as to prevent a credit loss of purchased accounts receivable from that client. Our clients may experience operational or financial problems that, if not timely addressed by us, could result in a substantial impairment or loss of the value of our purchased accounts receivable from the client. We may fail to identify problems because our client did not report them in a timely manner or, even if the client did report the problem, we may fail to address it quickly enough or at all. As a result, we could suffer credit losses, which could have a material adverse effect on our revenues, net income and results of operations.

The security interest that we have in the purchased accounts receivable may not be sufficient to protect us from a partial or complete loss if we are required to foreclose. While we are secured by a lien on specified collateral of the client, there is no assurance that the collateral will protect us from suffering a partial or complete loss if we move to foreclose on the collateral. The collateral is primarily the purchased accounts receivable. Factors that could reduce the value of accounts receivable that we have a security interest in include among other things:

•	problems with the client’s underlying product or services which result in greater than anticipated returns or disputed accounts;
•	unrecorded liabilities such as rebates, warranties or offsets;
•	the disruption or bankruptcy of key customers who are responsible for material amounts of the accounts receivable; and
•	the client misrepresents, or does not keep adequate records of, important information concerning the accounts receivable.

Any one or more of the preceding factors could materially impair our ability to collect all of the accounts receivable we may purchase from a client.

Errors by or dishonesty of our employees could result in credit losses. We rely heavily on the performance and integrity of our employees in making our initial credit decision with respect to our clients and on-going credit decisions on our clients’ customers. Because there is generally little or no publicly available information about our clients or clients’ customers, we cannot independently confirm or verify the information our employees provide us for use in making our credit and funding decisions. Errors by our employees in assembling, analyzing or recording information concerning our clients and clients’ customers could cause us to engage clients and purchase accounts receivable that we would not otherwise fund or purchase. This could result in losses. Losses could also arise if any of our employees were dishonest. A dishonest employee could collude with our clients to misrepresent the creditworthiness of a prospective client or client customers or to provide inaccurate reports or invoices. If, based on an employee’s dishonesty, we may have funded a client and purchased accounts that were not creditworthy, which could result in our suffering suffer credit losses.

We may incur lender liability as a result of our funding activities. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We may be subject to allegations of lender liability if it were determined that our advances were in fact loans and the relationship between Anchor and a client was that of lender and borrower rather than purchaser and seller. We cannot assure you that these claims will not arise or that we will not be subject to significant liability if a claim of this type did arise.

We may incur liability under state usury laws or other state laws and regulations if any of our factoring arrangements are deemed to be loans or financing transactions instead of a true purchase of accounts receivable. Various state laws and regulations limit the interest rates, fees and other charges lenders are allowed to charge their borrowers. If any of the factoring transactions entered into by us are deemed to be loans or financing transactions instead of a true purchase of accounts receivable, such laws and regulations may become applicable to us and could limit the interest rates, fees and other charges we are able to charge our customers and may further subject us to any penalties under such state laws and regulations. This could have a material adverse effect on our business, financial condition, liquidity and results of operations.

We are in a highly competitive business and may not be able to take advantage of attractive funding opportunities. The factoring industry is highly competitive. We have competitors who offer the same types of services to small privately owned businesses that are our target clients. Our competitors include a variety of:

•	specialty and commercial finance companies; and
•	national and regional banks that have factoring divisions or subsidiaries.

Some of our competitors have greater financial, technical, marketing and other resources than we do. They also have greater access to capital than we do and at a lower cost than is available to us. Furthermore, we would expect to face increased price competition if other factors seek to expand within or enter our target markets. Increased competition could cause us to reduce our pricing and advance greater amounts as a percentage of a client’s eligible accounts receivable. Even with these changes, in an increasingly competitive market, we may not be able to attract and retain new clients. If we cannot engage new clients, our net income could suffer, and our financial performance and condition could be significantly impaired.

Our information and computer processing systems are critical to the operations of our business and any failure could cause significant problems. Our information technology systems, located at our Charlotte, North Carolina headquarters, are essential for data exchange and operational communications to service our clients. Any interruption, impairment or loss of data integrity or malfunction of these systems could severely hamper our business and could require that we commit significant additional capital and management resources to rectify the problem.

The loss of any of our key personnel could harm our business. Our future financial performance will depend to a significant extent on our ability to motivate and retain key management personnel. Competition for qualified management personnel is intense and in the event we experience turnover in our senior management positions, we cannot assure you that we will be able to recruit suitable replacements. We must also successfully integrate all new management and other key positions within our organization to achieve our operating objectives. Even if we are successful, turnover in key management positions may temporarily harm our financial performance and results of operations until new management becomes familiar with our business. At present, we do not maintain key-man life insurance on any of our executive officers, although we entered into three-year employment contracts with each of Morry F. Rubin, Chief Executive Officer, and Brad Bernstein, President, on January 31, 2007. Our Board of Directors is responsible for approval of all future employment contracts with our executive officers. We can provide no assurances that said future employment contracts and/or their current compensation is or will be on commercially reasonable terms to us in order to retain our key personnel. The loss of any of our key personnel could harm our business.

Lack of Committees.  Currently we have no audit, compensation, nominating or other committees of the board. In the future, we may establish committees at such time as the board deems it to be in the best interest of our stockholders. We can provide no assurances that our lack of committees will not continue in future operating periods. Since we have no audit committee composed solely of independent directors, as required by the Sarbanes-Oxley Act of 2002, as amended, our board of directors has all the responsibilities of the audit committee.

Risks associated with intangible assets. A substantial portion of our future assets may consist of intangible assets including goodwill (excess of cost over fair value of net assets acquired and other intangible assets) relating to the potential acquisition of businesses. In the event of any sale or liquidation of us, there can be no assurance that the value of such intangible assets will be realized. In addition, any significant decrease in the value of such intangible assets could have a material adverse effect on us.

We are continually subject to the risk of new regulation, which could harm our business and/or operating results. In recent years, a number of bills have been introduced in Congress and/or various state legislatures that would add new regulations governing the financial services industry. The enactment of any such new laws or regulations may negatively impact our business, financial condition and/or our financial results.

Control of the Company.  Our executive officers and directors beneficially own approximately 71.7% of our outstanding Common Stock and approximately 47.2% of the voting control of our capital stock. As a result, such persons, in the event that they act in concert, will have the ability to affect the election of all of our directors and the outcome of all issues submitted to our stockholders. Such concentration of ownership could limit the price that certain investors might be willing to pay in the future for shares of Common Stock, and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us. See “Item 12.”

Risks associated with the development of the Company’s management information and internal control systems. Our data processing, accounting and analysis capabilities are important components of our business. As we make acquisitions, we will convert certain systems of the acquired companies to our systems. These conversions and the continued development and installation of such systems involve the risk of unanticipated complications and expenses. We can provide no assurances that we will be successful in this regard.

We have no established public market for our Securities. Our outstanding Common Stock and Series 1 Convertible Preferred Stock (collectively the “Securities”) do not have an established trading market in the Over-the-Counter Market or on the OTC Bulletin Board, although our Common Stock has been quoted on the OTC Bulletin Board under the symbol “AFNG.” Trading in our Common Stock has been sporadic since it began in December 2007. The availability for sale of restricted securities pursuant to Rule 144 or otherwise could adversely affect the market for our Common Stock, if any. We can provide no assurances that an established public market will ever develop or be sustained for our common stock in the future. Further, we do not anticipate a public market will ever develop for our Series 1 Convertible Preferred Stock.

The price of our Common Stock may fluctuate significantly. The market price for our Common Stock, if any, can fluctuate as a result of a variety of factors, including the factors listed above, many of which are beyond our control. These factors include: actual or anticipated variations in quarterly operating results; announcements of new services by our competitors or us; announcements relating to strategic relationships or acquisitions; changes in financial estimates or other statements by securities analysts; and other changes in general economic conditions. Because of this, we may fail to meet or exceed the expectations of our shareholders or others, and the market price for our Common Stock could fluctuate as a result.

Our Common Stock is considered to be a “penny stock” and, as such, the market for our Common Stock should one develop may be further limited by certain Commission rules applicable to penny stocks. To the extent the price of our Common Stock remains below $5.00 per share or we have a net tangible assets of $2,000,000 or less, our common shares will be subject to certain “penny stock” rules promulgated by the Commission. Those rules impose certain sales practice requirements on brokers who sell penny stock to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000). For transactions covered by the penny stock rules, the broker must make a special suitability determination for the purchaser and receive the purchaser’s written consent to the transaction prior to the sale. Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices and disclosure of the compensation to the brokerage firm and disclosure of the sales person working for the brokerage firm. These rules and regulations adversely affect the ability of brokers to sell our common shares in the public market should one develop and they limit the liquidity of our Shares.

An investment in the Company is subject to dilution. We may require substantial additional financing in order to achieve our business objectives. The Company may generate such financing through the sale of securities (including potentially to the owners of businesses we acquire) that would dilute the ownership of its existing security holders. In subsequent rounds of financing, the Company will likely issue securities that will have rights, preferences or privileges senior to our outstanding securities and that will include financial and other covenants that will restrict the Company’s flexibility.

We have never declared or paid cash dividends on our common stock and we do not anticipate paying any cash dividends on our common stock in the foreseeable future. We have never declared or paid cash dividends on our common stock and we do not anticipate paying any cash dividends on our common stock in the foreseeable future. We currently intend to retain future earnings, if any, to fund the development and growth of our business. Except for the rights of holders of the shares of Series 1 Convertible Preferred Stock as described herein, any future determination to pay dividends will be dependent upon the our financial condition, operating results, capital requirements, applicable contractual restrictions and other such factors as our board of directors may deem relevant.

THE FOREGOING RISK FACTORS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS INHERENT IN AN INVESTMENT IN THE COMPANY.

Item 2. Description of Property

 We currently lease our principal executive office space from a non- affiliated company located at 10801 Johnston Road, Suite 210, Charlotte, NC 28226.  These facilities, which consist of approximately 2,250 square feet of office space are leased from June 2007 for a period of 24 months at a monthly base rent of approximately $2,250.  We have also leased approximately 2,875 square feet of office space located at 800 Yamato Road, Boca Raton, FL, 33431 from a non-affiliated third party. The lease commenced upon the delivery of premises to us in August 2007 and for a term of 61 months. Since taking delivery of the premises in August 2007, we have been paying initially approximately $8,300 per month based upon a base rent of $5,750 (plus applicable Florida sales tax), We are also responsible for our proportionate share of real estate taxes and assessments, operating costs and professional and other services.

Item 3. Legal Proceedings

We are not a party to any pending legal proceedings. Our property is not the subject of any pending legal proceedings. To our knowledge, no governmental authority is contemplating commencing a legal proceeding in which we would be named as a party.

Item 4 Submission of Matters to a Vote of Security Holders.

No matters were submitted to a vote of security holders during the fourth quarter of fiscal 2008.

PART II

Item 5. Market for Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

  Our Common Stock is quoted on the OTC Electronic Bulletin Board under the symbol “AFNG.” No market information is provided herein as trading in our Common Stock since quotations began in December 2007 is extremely limited and sporadic.

As of March 25, 2009, there were 12,940,378 shares of Common Stock issued and outstanding. As of March 25, 2009, there were (i) outstanding options to purchase 1,885,000 shares of our Common Stock, (ii) outstanding Placement Agent Warrants to purchase 1,342,500 shares of our Common Stock, and (iii) outstanding 1,314,369 shares of our Series 1 Preferred Stock which are convertible into 6,571,845 shares of our Common Stock.

In January 2007, we had an initial float of 525,555 shares which were issued as free trading shares by the Bankruptcy Court under Section 1145(a)(1) of the Bankruptcy Code.  Since then, our remaining outstanding equity securities have become eligible for sale pursuant to the requirements of Rule 144 of the Securities Act of 1933, as amended. In this respect, shares of our common stock beneficially owned by a person for at least six months (as defined in Rule 144) are eligible for resale under Rule 144 subject to the availability of current public information about us and, in the case of affiliated persons, subject to certain additional volume limitations, manner of sale provisions and notice provisions. Pursuant to Rule 144(b)(1) of the Securities Act, our non-affiliates (who have been non-affiliates for at least three months) may sell their common stock that they have held for one year (as defined in Rule 144) without compliance with the availability of current information.

Holders of Record

As of March 25, 2009, there were 558 holders of record of shares of Common Stock and 88 holders of record of our Series 1 Preferred Stock.

Dividend Policy

The holders of our Series 1 Preferred Stock are entitled to receive dividends as more fully described below. We have not paid or declared any cash dividends on our Common Stock. We currently intend to retain any earnings for future growth and, therefore, do not expect to pay cash dividends on our Common Stock in the foreseeable future.

Cumulative annual dividends are payable in shares of Series 1 Preferred Stock or, in certain instances in cash, at an annual rate of 8% ($.40 per share of Series 1 Preferred Stock), on December 31 of each year commencing December 31, 2007. Dividends payable on outstanding Shares of Series 1 Preferred Stock shall begin to accrue on the date of each closing and shall cease to accrue and accumulate on the earlier of December 31, 2009 or the applicable Conversion Date (the “Final Dividend Payment Date”). Thereafter, the holders of Series 1 Preferred Stock shall have the same dividend rights as holders of Common Stock of the Company, as if the Series 1 Preferred Stock has been fully converted into Common Stock. The dividend payable on December 31, 2007 was declared and paid on January 29, 2008 to stockholders of record on January 25, 2008 prorated or adjusted for the period from the date of issuance through December 31, 2007. The December 31, 2008 dividend was paid on that date to stockholders of record on December 29, 2008. Each of the 2007 and 2008 dividends were paid through the issuance of additional shares of Series 1 Preferred Stock. For 2009, unpaid dividends will accumulate and be payable prior to the payment of any dividends on shares of Common Stock or any other class of Preferred Stock. Cash dividends will only be payable from funds legally available therefore, when and as declared by the Board of Directors of the Company, and unpaid dividends will accumulate until the Company has the legal ability to pay the dividends. The Company shall pay a cash dividend in lieu of a stock dividend where on the date of declaration of the dividend, it is the Board’s determination that the Company’s Common Stock is trading consistently at a market price below $1.00 per share. Cash dividends shall not apply to the payment of accrued and unpaid (undeclared) dividends which are paid on a Conversion Date. Dividends paid in shares of Series 1 Preferred Stock shall be based upon an assumed value of $5.00 per share of Series 1 Preferred Stock. Notwithstanding anything contained herein to the contrary, the Company’s Board of Directors shall timely declare dividends on its Series 1 Preferred Stock each year unless the payment of such dividends would be in violation of applicable state law.

Recent Sales of Unregistered Securities

 For the year ended December 31, 2008 there were no sales of unregistered securities, except as follows:

Date of Sale	Title of Security	Number Sold	Consideration Received, Commissions	Purchasers	Exemption from Registration Claimed

February 21 and May 28, 2008	Common Stock	Options to purchase 102,000 common Shares	Securities granted under Equity Compensation Plan; no cash received; no commissions paid	Directors and Officers	Section 4(2) of the Securities Act of 1933 and/or Rule 506 promulgated thereunder (6)

January 2008	Series 1 Preferred Stock	94,865 Shares	Annual stock dividend; no commissions paid	All Preferred Stock Investors	Section 2(3) – No sale (Preferred Stock Dividend)

March and April 2008	Common Stock	1,119,823 Shares	Conversion of Series 1 Preferred Stock into Common Stock; no cash received; no commissions paid	Certain Preferred Stock Investors	Section 3(a)(9)- Exchange of Securities

December 2008	Series 1 Preferred Stock	97,370 Shares	Annual stock dividend; no commission paid	All Preferred Stock Investors	Section 2(3) – No sale (Preferred Stock Dividend)

The foregoing table and notes thereto do not reflect the following:

On December 11, 2007, we received a signed subscription to issue and sell 25,000 shares of our Common Stock at $1.00 per share to a non-affiliated person. The subscription price of $25,000 was paid through the issuance of a promissory note (with full recourse) in like amount due and payable on December 31, 2008. The 25,000 shares will not be issued until the note has been fully paid. The notes to our consolidated financial statements (note 9) treat these 25,000 shares as if we granted the investor options to purchase 25,000 shares at $1.00 per share. Upon issuance, exemption would have been claimed under Section 4(2) of the Securities Act. No commissions have been paid in connection with the possible issuance and sale of 25,000 shares.  In March 2009, the Company and the note holder agreed to cancel the subscription agreement and related promissory note.

Recent Purchases of Securities

During the year ended December 31, 2008, the Company had no repurchases of its Common Stock.

Item 6.  Selected Financial Data

Not applicable.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto appearing elsewhere in this Form 10-K. All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated future capital requirements, our future plan of operations, our ability to obtain debt, equity or other financing, and our ability to generate cash from operations, are based on current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from forecasted results.

Executive Overview

Our business objective is to create a well-recognized, national financial services firm for small businesses providing accounts receivable funding (factoring), outsourcing of accounts receivable management including collections and the risk of customer default and other specialty finance products including, but not limited to trade finance and government contract funding. For certain service businesses, Anchor also provides back office support including payroll, payroll tax compliance and invoice processing services. We provide our services to clients nationwide and may expand our services internationally in the future. We plan to achieve our growth objectives as described below through a combination of strategic and add-on acquisitions of other factoring and related specialty finance firms that serve small businesses in the United States and Canada and internal growth through mass media marketing initiatives. Our principal operations are located in Charlotte, North Carolina and we maintain an executive office in Boca Raton, Florida which includes its sales and marketing functions.

Client Accounts

As of December 31, 2008, we have two medical staffing companies located in New York that account for a total of 14.4% of our accounts receivable portfolio and a trucking company located in Virginia accounts for 14.6% of our accounts receivable portfolio.  A client’s fraud could cause us to suffer material losses.

Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

  Finance revenues increased to $1,252,476 for the year ended December 31, 2008 compared to $423,024 for the year ended December 31, 2007, a 196.1% increase.   The change in revenue was primarily due to an increase in the number of clients. As of December 31, 2008, the Company had 102 active clients compared to 41 clients as of December 31, 2007.

Net interest income decreased by $142,248 for the year ended December 31, 2008 to $30,432 compared to $172,680 for the year ended December 31, 2007.  This change is primarily the result of the decrease in cash in interest bearing accounts due to the Company’s using its cash to fund its purchasing of clients’ accounts receivable.

The Company had a provision for credit losses of $63,797 for the year ended December 31, 2008 compared to $30,708 for the year ended December 31, 2007.

Operating expenses for the year ended December 31, 2008 were $2,486,719 compared to $1,611,676 for the year ended December 31, 2007, a 54.3% increase.  This increase is primarily attributable to the Company’s incurring additional costs for increased payroll, marketing, professional, rent, insurance and other operating expenses to grow Anchor’s core business, build an infrastructure to support anticipated growth and operate as a publicly reporting company. In addition, the Company began leasing its own offices in Charlotte on June 1, 2007 and opened an Executive and Sales office in Boca Raton, Florida in August, 2007. Rent expense increased by $89,139 for year ended December 31, 2008 to $138,583 compared to $ 49,444 for the comparable year ended December 31, 2007.

Net Loss for the year ended December 31, 2008 was $(1,267,608) compared to $(1,046,680) for the year ended December 31, 2007.

The following table compares the operating results for the years ended December 31, 2008 and 2007:

	Year Ended December 31,
	2008	2007	$ Change	% Change
Finance revenues	$1,252,476	$423,024	$829,452	196.1
Interest income (expense), net	30,432	172,680	(142,248)	(82.4)
Net finance revenues	1,282,908	595,704	687,204	115.4
Provision for credit losses	63,797	30,708	33,089	107.7
Finance revenues, net of interest expense and credit losses	1,219,111	564,996	654,115	115.8
Operating expenses	2,486,719	1,611,676	875,043	54.3
Net income (loss) before income taxes	(1,267,608)	(1,046,680)	(220,928)
Income tax (provision) benefit:			-
Net income (loss)	$(1,267,608)	$(1,046,680)	$(220,928)

Key changes in certain selling, general and administrative expenses:

	Year Ended December 31,
	2008	2007	$ Change	Explanation
Payroll, payroll taxes and benefits	$1,102,514	$545,035	$557,479	Increased payroll and health benefits for executive, sales, administrative and operations personnel
Advertising	394,468	289,742	104,726	Increased marketing and advertising
Rent	138,583	49,444	89,139	The company incurred a full year of rent in 2008 for its Florida and North Carolina offices which were opened in 2007
	$1,635,565	$884,221	$751,344

Client Accounts

As of December 31, 2008, we have 3 clients that account for an aggregate of approximately 29% of our accounts receivable portfolio and approximately 15.2% of our revenues. The transactions and balances with these clients as of and for the year ended December 31, 2008 are summarized below:

	Percentage of Accounts Receivable	Percentage of Revenues For
	Portfolio As of	The Twe;ve Months Ended
Entity	December 31, 2008	December 31, 2008
Transportation Company in Virginia	14.6%	2.8%
Medical Staffing Company in New York	8.7%	7.9%
Medical Staffing Company in New York	5.7%	4.5%

A client’s fraud could cause us to suffer material losses.

Liquidity and Capital Resources

Cash Flow Summary

Cash Flows from Operating Activities

Net cash used by operating activities was $4,258,017 for the year ended December 31, 2008 and was primarily due to our net loss for the year and cash used by operating assets, primarily to purchase accounts receivable. The net loss was $1,267,608 for the year ended December 31, 2008. Cash used by operating assets and liabilities was primarily due to an increase of $2,853,247 in retained interest in accounts receivable. Increases and decreases in prepaid expenses, accounts payable, accrued payroll and accrued expenses were primarily the result of timing of payments and receipts.

Net cash used by operating activities was $1,904,101 for the year ended December 31, 2007 and was primarily due to our net loss for the year and cash used by operating assets, primarily to purchase accounts receivable. The net loss was $1,046,680 for the year ended December 31, 2007. Cash used by operating assets and liabilities was primarily due to an increase of $1,091,668 in retained interest in accounts receivable. Increases and decreases in prepaid expenses, accounts payable, accrued payroll and accrued expenses were primarily the result of timing of payments and receipts.

Cash Flows from Investing Activities

For the year ended December 31, 2008, net cash used in investing activities was $27,147 for the purchase of property and equipment.

For the year ended December 31, 2007, net cash used in investing activities was $111,060 for the purchase of property and equipment.

Cash Flows from Financing Activities

 Net cash provided by financing activities was $1,187,224 for the year ended December 31, 2008. This was the result of $1,187,224 of proceeds from the Company’s senior credit facility.

Net cash provided by financing activities was $5,458,434 for the year ended December 31, 2007. This was primarily the result of $6,712,500 of proceeds from the sale of Preferred Stock offset by $1,209,383 of payments related to costs of the sale.

Between January 31, 2007 and April 5, 2007, we raised $6,712,500 in gross proceeds from the sale of 1,342,500 shares of our Series 1 Convertible Preferred Stock to expand our operations both internally and through possible acquisitions as more fully described under “Description of Business.”

Capital Resources

Based on numerous financial covenants, we have the availability to borrow up to $15 million (expandable to $25 million) senior credit facility through November 2011 with an institutional asset based lender which advanced funds against up to 85% of “eligible net factored accounts receivable” (minus client reserves as lender may establish in good faith) as defined in Anchor’s agreement with its institutional lender. This facility, which is secured by our assets, contains certain covenants related to tangible net worth, change in control and other matters. In the event that we fail to comply with the covenant(s) and the lender does not waive such non-compliance, we could be in default of our credit agreement, which could subject us to penalty rates of interest and accelerate the maturity of the outstanding balances.  In the event we are not able to maintain adequate credit facilities for our factoring and acquisition needs on commercially reasonable terms, our ability to operate our business and complete one or more acquisitions would be significantly impacted and our financial condition and results of operations could suffer. Further, our institutional lender has announced its intention to leave the asset based financing business and it has indicated to us that it would abide by the terms of our senior credit facility until such time as we obtain a new facility. We can provide no assurances that a replacement facility will be obtained by us on terms satisfactory to us, if at all. Our two executive officers have each personally guaranteed the indebtedness under our existing credit facility up to $250,000 per person for a total of $500,000. We can provide no assurances that personal guarantees will be provided by our executive officers to a new institutional lender or how that may impact the definitive terms of any new facility.

Based on our current cash position and our Senior Credit Facility, we believe can meet our cash needs for the next 12 to 18 months and support our anticipated organic growth. In the event we acquire another company, we may need additional equity or subordinated debt financing and/or a new credit facility to complete the transaction and our daily cash needs and liquidity could change based on the needs of the combined companies.   At that time, in the event we are not able to obtain adequate new facilities and/or financing to complete the acquisition (if needed) and to operate the combined companies financing needs on commercially reasonable terms, our ability to operate and expand our business would be significantly impacted and our financial condition and results of operations could suffer.

Summary of Critical Accounting Policies and Estimates

Estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition – The Company charges fees to its customers in one of two ways as follows:

1)
Fixed Transaction Fee. Fixed transaction fees are a fixed percentage of the purchased invoice.  This percentage does not change from the date the purchased invoice is funded until the date the purchased invoice is collected.

2)
Variable Transaction Fee.  Variable transaction fees are variable based on the length of time the purchased invoice is outstanding.   As specified in its contract with the client, the Company charges variable increasing percentages of the purchased invoice as time elapses from the purchase date to the collection date.

For both Fixed and Variable Transaction fees, the Company recognizes revenue by using one of two methods depending on the type of customer.  For new customers the Company recognizes revenue using the cost recovery method.  For established customers the Company recognizes revenue using the accrual method.

Under the cost recovery method, all revenue is recognized upon collection of the entire amount of purchased accounts receivable.

The Company considers new customers to be accounts whose initial funding has been within the last three months or less.  Management believes it needs three months of history to reasonably estimate a customer’s collection period and accrued revenues.  If three months of history has a limited number of transactions, the cost recovery method will continue to be used until a reasonable revenue estimate can be made.  Once the Company obtains sufficient historical experience, it will begin using the accrual method to recognize revenue.

For established customers the Company uses the accrual method of accounting.  The Company applies this method by multiplying the historical yield, for each customer, times the amount advanced on each purchased invoice outstanding for that customer, times the portion of a year that the advance is outstanding.  The customers’ historical yield is based on the Company’s last six months of experience with the customer along with the Company’s experience in the customer’s industry, if applicable.

The amounts recorded as revenue under the accrual method described above are estimates.  As purchased invoices are collected, the Company records the appropriate adjustments to revenue earned on each purchased invoice. Adjustments from estimated to actual revenue have not been material.

Retained Interest in Purchased Accounts Receivable – Retained interest in purchased accounts receivable represents the gross amount of invoices purchased from factoring customers less amounts maintained in a reserve account.  The Company purchases a customer’s accounts receivable and advances them a percentage of the invoice total.  The difference between the purchase price and amount advanced is maintained in a reserve account.  The reserve account is used to offset any potential losses the Company may have related to the purchased accounts receivable.  Upon collection, the retained interest is refunded back to the client.

The Company’s factoring and security agreements with their customers include various recourse provisions requiring the customers to repurchase accounts receivable if certain conditions, as defined in the factoring and security agreement, are met.

Senior management reviews the status of uncollected purchased accounts receivable monthly to determine if any are uncollectible.  The Company has a security interest in the accounts receivable purchased and, on a case-by-case basis, may have additional collateral.  The Company files security interests in the property securing their advances.  Access to this collateral is dependent upon the laws and regulations in each state where the security interest is filed.  Additionally, the Company has varying types of personal guarantees from their factoring customers relating to the purchased accounts receivable.

Management considered approximately $94,000 of their December 31, 2008 and $31,000 of their December 31, 2007 retained interest in purchased accounts receivable to be uncollectible.

Management believes the fair value of the retained interest in purchased accounts receivable approximates its recorded value because of the relatively short term nature of the purchased receivable and the fact that the majority of these invoices have been subsequently collected.

Property and Equipment – Property and equipment, consisting of furniture and fixtures and computers and software, are stated at cost.  Depreciation is provided over the estimated useful lives of the depreciable assets using the straight-line method.  Estimated useful lives range from 2 to 7 years.

Deferred Financing Costs – Costs incurred to obtain financing are capitalized and amortized over the term of the debt using the straight-line method, which approximates the effective interest method.   As of December 31, 2008, the total amount capitalized of $246,634 is reduced by the 2008 amortization expense of $5,431.  The net amount of $241,203 is classified in the balance sheet based on future expected amortization as follows:

Current	$85,130
Non-current	156,073
$241,203

The loan agreement required $100,000 of these costs to be paid as follows:

2009	$50,000
2010	50,000
$100,000

Advertising Costs – The Company charges advertising costs to expense as incurred.  Total advertising costs were approximately:

For the years ending December 31,
2008	2007
$391,000	$289,700

Earnings per Share – Basic net income per share is computed by dividing the net income for the period by the weighted average number of common shares outstanding during the period.  Dilutive earnings per share includes the potential impact of dilutive securities, such as convertible preferred stock, stock options and stock warrants.  The dilutive effect of stock options and warrants is computed using the treasury stock method, which assumes the repurchase of common shares at the average market price.

Under the treasury stock method, options and warrants will have dilutive effect when the average price of common stock during the period exceeds the exercise price of options or warrants.  For the years ending December 31, 2008 and 2007, the average price of common stock was less than the exercise price of the options and warrants.

Also when there is a year-to-date loss from continuing operations, potential common shares should not be included in the computation of diluted earnings per share.  For the years ending December 31, 2008 and 2007, there was a year-to-date loss from continuing operations.

Stock Based Compensation - The fair value of transactions in which the Company exchanges its equity instruments for employee services (share-based payment transactions) must be recognized as an expense in the financial statements as services are performed.

See Note 9 for the impact on the operating results for the years ended December 31, 2008 and 2007.

Fair Value of Financial Instruments – The carrying value of cash equivalents, retained interest in purchased accounts receivable, due to financial institution, accounts payable and accrued liabilities approximates their fair value.

Cash and cash equivalents – Cash and cash equivalents consist primarily of highly liquid cash investment funds with original maturities of three months or less when acquired.

Income Taxes – Effective January 31, 2007, the Company became a “C” corporation for income tax purposes.  In a “C” corporation income taxes are provided for the tax effects of transactions reported in the financial statements plus deferred income taxes related to the differences between financial statement and taxable income.

The primary differences between financial statement and taxable income for the Company are as follows:

•	Compensation costs related to the issuance of stock options
•	Use of the reserve method of accounting for bad debts
•	Differences in bases of property and equipment between financial and income tax reporting
•	Net operating loss carryforwards.

The deferred tax asset represents the future tax return consequences of utilizing these items.   Deferred tax assets are reduced by a valuation reserve, when management is uncertain if the net deferred tax assets will ever be realized.

In July 2006, FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of SFAS No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions.  This Interpretation requires that the Company recognize in its consolidated financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FIN 48 became effective for the Company on January 1, 2007.

The Company applied FIN 48 to all its tax positions, including tax positions taken and those expected to be taken, under the transition provision of the interpretation.  As a result of the implementation of FIN 48, the Company recognized no increases or decreases in its recorded tax liabilities or the December 31, 2006 retained earnings.

For the years ended December 31, 2008 and 2007, the Company recognized no liability for uncertain tax positions.

The Company classifies interest accrued on unrecognized tax benefits with interest expense.  Penalties accrued on unrecognized tax benefits are classified with operating expenses.

Recent Accounting Pronouncements –
In March 2008, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB No. 133” (SFAS 161).  SFAS 161 requires expanded qualitative, quantitative and credit-risk disclosures about derivatives and hedging activities and their effects on the Company’s financial position, financial performance and cash flows.  SFAS 161 also clarifies that derivatives are subject to credit risk disclosures as required by SFAS 107, “Disclosures about Fair Value of Financial Statements.”  SFAS 161 is effective for the year beginning January 1, 2009.  The adoption of SFAS 161 is not expected to have a material impact on the Company’s financial condition and results of operations.

In February 2008, the FASB issued FASB Staff Position (FSP) No. FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.”  FSP No. FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously or in contemplation of the initial transfer to be evaluated as a linked transaction under SFAS No. 140 unless certain criteria are met, including that the transferred asset must be readily obtainable in the marketplace.  FSP No. FAS 140-3 is effective for fiscal years beginning after November 15, 2008, and is applicable to new transactions entered into after the date of adoption.  Early adoption is prohibited.  The adoption of FSP No. 140-3 is not expected to have a material impact on the Company’s financial condition and results of operations.

In December 2007, the FASB issued SFAS 141(R) “Business Combinations”.  SFAS 141R modifies the accounting for business combinations and requires, with limited exceptions, the acquiring entity in a business combination to recognize 100 percent of the assets acquired, liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date fair value.  In addition, SFAS 141R limits the recognition of acquisition-related restructuring liabilities and requires the following: the expense of acquisition-related and restructuring costs and the acquirer to record contingent consideration measured at the acquisition date at fair value.  SFAS 141R is effective for new acquisitions consummated on or after January 1, 2009.  Early adoption is not permitted.  The Company is currently evaluating the effect of this standard.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements” (SFAS 160).  SFAS 160 requires all entities to report noncontrolling (i.e. minority interests) in subsidiaries as equity in the Consolidated Financial Statements and to account for transactions between an entity and noncontrolling owners as equity transactions if the parent retains its controlling financial interest in the subsidiary.  SFAS 160 also requires expanded disclosure that distinguishes between the interests of a parent’s owners and the interests of a noncontrolling owners of a subsidiary.  SFAS 160 is effective for the Company’s financial statements for the year beginning January 1, 2009 and early adoption is not permitted.  The adoption of SFAS 160 is not expected to have a material impact on the Company’s financial condition and results of operations.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of our Company. Our Company and its representatives may from time to time make written or verbal forward-looking statements, including statements contained in this report and other Company filings with the Securities and Exchange Commission and in our reports to stockholders. Statements that relate to other than strictly historical facts, such as statements about the Company's plans and strategies and expectations for future financial performance are forward-looking statements within the meaning of the Act. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will” and other similar expressions identify forward-looking statements. The forward-looking statements are and will be based on management's then current views and assumptions regarding future events and operating performance, and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See “Risk Factors” for a discussion of events and circumstances that could affect our financial performance or cause actual results to differ materially from estimates contained in or underlying our forward-looking statements.

Item 8. Consolidated Financial Statements

Consolidated Financial Statements

The report of the Independent Registered Public Accounting Firm, Consolidated Financial Statements and Schedules are set forth beginning on page F-1 of this Annual Report on Form 10-K /A following this page.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

Not applicable.

ANCHOR FUNDING
SERVICES, INC.

REPORT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors
Anchor Funding Services, Inc.
Charlotte, North Carolina

We have audited the accompanying consolidated balance sheets of Anchor Funding Services, Inc. and subsidiary (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Anchor Funding Services, Inc. and subsidiary at December 31, 2008 and 2007 and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cherry, Bekaert & Holland, L.L.P.

Charlotte, North Carolina
March 27, 2009

ANCHOR FUNDING SERVICES, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2008 and 2007

ASSETS

	2008	2007
CURRENT ASSETS:
Cash	$401,104	$3,499,044
Retained interest in purchased accounts receivable, net	4,292,366	1,502,215
Earned but uncollected fee income	87,529	25,742
Deferred financing costs, current	85,130	-
Prepaid expenses and other	116,950	65,016
Total current assets	4,983,079	5,092,017

PROPERTY AND EQUIPMENT, net	70,181	89,044

DEFERRED FINANCING COSTS, non-current	156,073	-

SECURITY DEPOSITS	19,500	20,216

	$5,228,833	$5,201,277

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Due to financial institution	$1,187,224	$-
Accounts payable	122,900	68,728
Loan fees payable	50,000	-
Accrued payroll and related taxes	35,067	101,248
Accrued expenses	45,141	73,201
Collected but unearned fee income	58,707	30,748
Preferred dividends payable	-	405,995
Total current liabilities	1,499,039	679,920

LOAN FEES PAYABLE, non-current	50,000	-

TOTAL LIABILITIES	1,549,039	679,920

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, net of issuance costs of
$1,209,383	5,361,512	5,503,117
COMMON STOCK	12,941	11,821
ADDITIONAL PAID IN CAPITAL	1,660,516	536,199
ACCUMULATED DEFICIT	(3,355,175)	(1,529,780)
	3,679,794	4,521,357

	$5,228,833	$5,201,277

The accompanying notes to the consolidated financial statements are an integral part of these statements.

ANCHOR FUNDING SERVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended December 31,

	2008	2007
FINANCE REVENUES	$1,252,476	$423,024
INTEREST EXPENSE, net - financial institution	(9,664)	(27,285)
INTEREST INCOME	40,096	199,965

NET FINANCE REVENUES	1,282,908	595,704
PROVISION FOR CREDIT LOSSES	(63,797)	(30,708)

FINANCE REVENUES, NET OF INTEREST EXPENSE
AND CREDIT LOSSES	1,219,111	564,996

OPERATING EXPENSES	(2,486,719)	(1,611,676)

LOSS BEFORE INCOME TAXES	(1,267,608)	(1,046,680)

INCOME TAXES	-	-

NET LOSS	(1,267,608)	(1,046,680)

DEEMED DIVIDEND ON CONVERTIBLE PREFERRED STOCK	(486,800)	(405,995)

NET LOSS ATTRIBUTABLE TO COMMON
SHAREHOLDER	$(1,754,408)	$(1,452,675)

NET LOSS ATTRIBUTABLE TO COMMON
SHAREHOLDER, per share
Basic	$(0.14)	$(0.13)

Dilutive	$(0.14)	$(0.13)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic and dilutive	12,718,636	11,141,103

The accompanying notes to the consolidated financial statements are an integral part of these statements.

ANCHOR FUNDING SERVICES, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
For the years ended December 31, 2008 and 2007

	Members'	Preferred	Common	Additional	Accumulated
	Equity	Stock	Stock	Paid in Capital	Deficit

Balance, January 1, 2007	$391,800	$-	$3,821	$79,554	$(77,105)

To record the exchange of 8,000,000 common shares of BTHC XI, Inc.
stock for 100,000 membership units of Anchor Funding Services, LLC	(391,800)	-	8,000	383,800	-

To record issuance of 1,342,500 shares of convertible preferred stock and related costs of raising this capital of $1,209,383 and issuance
of 1,342,500 warrants	-	5,503,117	-	-	-

To record issuance of 1,970,000 stock options	-	-	-	72,678	-

To record award of 25,000 shares of common stock	-	-	-	167	-

Preferred stock dividends	-	-	-	-	(405,995)

Net loss, year ended December 31, 2007	-	-	-	-	(1,046,680)

Balance, December 31, 2007	-	5,503,117	11,821	536,199	(1,529,780)

To record the issuance of 94,865 preferred shares in connection with the
payment of the accrued preferred dividend liability as of December 31, 2007	-	473,425	-	-	(67,429)

To record conversion of 220,366 preferred shares, plus accrued and
declared dividends, to 1,119,823 common shares	-	(1,101,830)	1,120	1,104,267	(3,558)

To record the issuance of 97,360 preferred shares in connection with the
payment of the accrued preferred dividend liability as of December 31, 2008	-	486,800	-	-	(486,800)

Provision for compensation expense related to stock options issued	-	-	-	20,050	-

Net loss, year ended December 31, 2008	-	-	-	-	(1,267,608)

Balance, December 31, 2008	$-	$5,361,512	$12,941	$1,660,516	$(3,355,175)

The accompanying notes to the consolidated financial statements are an integral part of these statements.

ANCHOR FUNDING SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended December 31,

CASH FLOWS FROM OPERATING ACTIVITIES:	2008	2007
Net loss:	$(1,267,608)	$(1,046,680)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	46,010	26,026
Provision for uncollectible accounts	63,096	30,708
Compensation expense related to issuance of stock options	20,050	72,845
Changes in operating assets and liabilities:
Increase in retained interest in purchased
accounts receivable	(2,853,247)	(1,091,668)
Increase in earned but uncollected fee income	(61,787)	(14,943)
Increase in prepaid expenses and other	(51,934)	(23,882)
Increase in loan fees	(241,203)	-
Decrease (increase) in security deposits	716	(20,216)
Increase in accounts payable	54,172	29,510
Increase in loan fees payable	100,000	-
Increase in collected but unearned fee income	27,959	19,018
(Decrease) increase in accrued payroll and related taxes	(66,181)	63,452
(Decrease) increase in accrued expenses	(28,060)	73,201
Net cash used in operating activities	(4,258,017)	(1,882,629)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(27,147)	(111,060)
Net cash used in investing activities	(27,147)	(111,060)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments to) financial institution, net	1,187,224	(44,683)
Payments to from related company	-	(21,472)
Proceeds from sale of preferred stock	-	6,712,500
Payments made related to sale of preferred stock	-	(1,209,383)
Net cash provided by financing activities	1,187,224	5,436,962

(DECREASE) INCREASE IN CASH	(3,097,940)	3,443,273

CASH, beginning of period	3,499,044	55,771

CASH, end of period	$401,104	$3,499,044

The accompanying notes to the consolidated financial statements are an integral part of these statements.

ANCHOR FUNDING SERVICES, INC

Notes To Consolidated Financial Statements

December 31, 2008 and 2007

1.  BACKGROUND AND DESCRIPTION OF BUSINESS:

The consolidated financial statements include the accounts of Anchor Funding Services, Inc. (formerly BTHC XI, Inc.) and its wholly owned subsidiary, Anchor Funding Services, LLC (“the Company”).  In April of 2007, BTHC XI, Inc. changed its name to Anchor Funding Services, Inc.  All significant intercompany balances and transactions have been eliminated in consolidation.

Anchor Funding Services, Inc. is a Delaware corporation.  Anchor Funding Services, Inc. has no operations; substantially all operations of the Company are the responsibility of Anchor Funding Services, LLC.

Anchor Funding Services, LLC is a North Carolina limited liability company.    Anchor Funding Services, LLC was formed for the purpose of providing factoring and back office services to businesses located throughout the United States of America.

On January 31, 2007, BTHC XI, Inc acquired Anchor Funding Services, LLC by exchanging shares in BTHC XI, Inc. for all the outstanding membership units of Anchor Funding Services, LLC (See Note 8).   Anchor Funding Services, LLC is considered the surviving entity therefore these financial statements include the accounts of BTHC XI, Inc. and Anchor Funding Services, LLC since January 1, 2007.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition – The Company charges fees to its customers in one of two ways as follows:

1)
Fixed Transaction Fee. Fixed transaction fees are a fixed percentage of the purchased invoice.  This percentage does not change from the date the purchased invoice is funded until the date the purchased invoice is collected.

2)
Variable Transaction Fee.  Variable transaction fees are variable based on the length of time the purchased invoice is outstanding.   As specified in its contract with the client, the Company charges variable increasing percentages of the purchased invoice as time elapses from the purchase date to the collection date.

For both Fixed and Variable Transaction fees, the Company recognizes revenue by using one of two methods depending on the type of customer.  For new customers the Company recognizes revenue using the cost recovery method.  For established customers the Company recognizes revenue using the accrual method.

Under the cost recovery method, all revenue is recognized upon collection of the entire amount of purchased accounts receivable.

The Company considers new customers to be accounts whose initial funding has been within the last three months or less.  Management believes it needs three months of history to reasonably estimate a customer’s collection period and accrued revenues.  If three months of history has a limited number of transactions, the cost recovery method will continue to be used until a reasonable revenue estimate can be made.  Once the Company obtains sufficient historical experience, it will begin using the accrual method to recognize revenue.

For established customers the Company uses the accrual method of accounting.  The Company applies this method by multiplying the historical yield, for each customer, times the amount advanced on each purchased invoice outstanding for that customer, times the portion of a year that the advance is outstanding.  The customers’ historical yield is based on the Company’s last six months of experience with the customer along with the Company’s experience in the customer’s industry, if applicable.

The amounts recorded as revenue under the accrual method described above are estimates.  As purchased invoices are collected, the Company records the appropriate adjustments to revenue earned on each purchased invoice. Adjustments from estimated to actual revenue have not been material.

Retained Interest in Purchased Accounts Receivable – Retained interest in purchased accounts receivable represents the gross amount of invoices purchased from factoring customers less amounts maintained in a reserve account.  The Company purchases a customer’s accounts receivable and advances them a percentage of the invoice total.  The difference between the purchase price and amount advanced is maintained in a reserve account.  The reserve account is used to offset any potential losses the Company may have related to the purchased accounts receivable.  Upon collection, the retained interest is refunded back to the client.

The Company’s factoring and security agreements with their customers include various recourse provisions requiring the customers to repurchase accounts receivable if certain conditions, as defined in the factoring and security agreement, are met.

Senior management reviews the status of uncollected purchased accounts receivable monthly to determine if any are uncollectible.  The Company has a security interest in the accounts receivable purchased and, on a case-by-case basis, may have additional collateral.  The Company files security interests in the property securing their advances.  Access to this collateral is dependent upon the laws and regulations in each state where the security interest is filed.  Additionally, the Company has varying types of personal guarantees from their factoring customers relating to the purchased accounts receivable.

Management considered approximately $94,000 of their December 31, 2008 and $31,000 of their December 31, 2007 retained interest in purchased accounts receivable to be uncollectible.

Management believes the fair value of the retained interest in purchased accounts receivable approximates its recorded value because of the relatively short term nature of the purchased receivable and the fact that the majority of these invoices have been subsequently collected.

Property and Equipment – Property and equipment, consisting of furniture and fixtures and computers and software, are stated at cost.  Depreciation is provided over the estimated useful lives of the depreciable assets using the straight-line method.  Estimated useful lives range from 2 to 7 years.

Deferred Financing Costs – Costs incurred to obtain financing are capitalized and amortized over the term of the debt using the straight-line method, which approximates the effective interest method.   As of December 31, 2008, the total amount capitalized of $246,634 is reduced by the 2008 amortization expense of $5,431.  The net amount of $241,203 is classified in the balance sheet based on future expected amortization as follows:

Current	$85,130
Non-current	156,073

$241,203

The loan agreement required $100,000 of these costs to be paid as follows:

2009	$50,000
2010	50,000

$100,000

Advertising Costs – The Company charges advertising costs to expense as incurred. Total advertising costs were approximately:

For the years ending December 31,

2008	2007

$391,000	$289,700

Earnings per Share – Basic net income per share is computed by dividing the net income for the period by the weighted average number of common shares outstanding during the period.  Dilutive earnings per share includes the potential impact of dilutive securities, such as convertible preferred stock, stock options and stock warrants.  The dilutive effect of stock options and warrants is computed using the treasury stock method, which assumes the repurchase of common shares at the average market price.

Under the treasury stock method, options and warrants will have dilutive effect when the average price of common stock during the period exceeds the exercise price of options or warrants.  For the years ending December 31, 2008 and 2007, the average price of common stock was less than the exercise price of the options and warrants.

Also when there is a year-to-date loss from continuing operations, potential common shares should not be included in the computation of diluted earnings per share.  For the years ending December 31, 2008 and 2007, there was a year-to-date loss from continuing operations.

Stock Based Compensation - The fair value of transactions in which the Company exchanges its equity instruments for employee services (share-based payment transactions) must be recognized as an expense in the financial statements as services are performed.

See Note 9 for the impact on the operating results for the years ended December 31, 2008 and 2007.

Fair Value of Financial Instruments – The carrying value of cash equivalents, retained interest in purchased accounts receivable, due to financial institution, accounts payable and accrued liabilities approximates their fair value.

Cash and cash equivalents – Cash and cash equivalents consist primarily of highly liquid cash investment funds with original maturities of three months or less when acquired.

Income Taxes – Effective January 31, 2007, the Company became a “C” corporation for income tax purposes.  In a “C” corporation income taxes are provided for the tax effects of transactions reported in the financial statements plus deferred income taxes related to the differences between financial statement and taxable income.

The primary differences between financial statement and taxable income for the Company are as follows:

•	Compensation costs related to the issuance of stock options
•	Use of the reserve method of accounting for bad debts
•	Differences in bases of property and equipment between financial and income tax reporting
•	Net operating loss carryforwards.

The deferred tax asset represents the future tax return consequences of utilizing these items.   Deferred tax assets are reduced by a valuation reserve, when management is uncertain if the net deferred tax assets will ever be realized.

In July 2006, FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of SFAS No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions.  This Interpretation requires that the Company recognize in its consolidated financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FIN 48 became effective for the Company on January 1, 2007.

The Company applied FIN 48 to all its tax positions, including tax positions taken and those expected to be taken, under the transition provision of the interpretation.  As a result of the implementation of FIN 48, the Company recognized no increases or decreases in its recorded tax liabilities or the December 31, 2006 retained earnings.

For the years ended December 31, 2008 and 2007, the Company recognized no liability for uncertain tax positions.

The Company classifies interest accrued on unrecognized tax benefits with interest expense.  Penalties accrued on unrecognized tax benefits are classified with operating expenses.

Recent Accounting Pronouncements –
In March 2008, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB No. 133” (SFAS 161).  SFAS 161 requires expanded qualitative, quantitative and credit-risk disclosures about derivatives and hedging activities and their effects on the Company’s financial position, financial performance and cash flows.  SFAS 161 also clarifies that derivatives are subject to credit risk disclosures as required by SFAS 107, “Disclosures about Fair Value of Financial Statements.”  SFAS 161 is effective for the year beginning January 1, 2009.  The adoption of SFAS 161 is not expected to have a material impact on the Company’s financial condition and results of operations.

In February 2008, the FASB issued FASB Staff Position (FSP) No. FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.”  FSP No. FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously or in contemplation of the initial transfer to be evaluated as a linked transaction under SFAS No. 140 unless certain criteria are met, including that the transferred asset must be readily obtainable in the marketplace.  FSP No. FAS 140-3 is effective for fiscal years beginning after November 15, 2008, and is applicable to new transactions entered into after the date of adoption.  Early adoption is prohibited.  The adoption of FSP No. 140-3 is not expected to have a material impact on the Company’s financial condition and results of operations.

In December 2007, the FASB issued SFAS 141(R) “Business Combinations”.  SFAS 141R modifies the accounting for business combinations and requires, with limited exceptions, the acquiring entity in a business combination to recognize 100 percent of the assets acquired, liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date fair value.  In addition, SFAS 141R limits the recognition of acquisition-related restructuring liabilities and requires the following: the expense of acquisition-related and restructuring costs and the acquirer to record contingent consideration measured at the acquisition date at fair value.  SFAS 141R is effective for new acquisitions consummated on or after January 1, 2009.  Early adoption is not permitted.  The Company is currently evaluating the effect of this standard.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements” (SFAS 160).  SFAS 160 requires all entities to report noncontrolling (i.e. minority interests) in subsidiaries as equity in the Consolidated Financial Statements and to account for transactions between an entity and noncontrolling owners as equity transactions if the parent retains its controlling financial interest in the subsidiary.  SFAS 160 also requires expanded disclosure that distinguishes between the interests of a parent’s owners and the interests of a noncontrolling owners of a subsidiary.  SFAS 160 is effective for the Company’s financial statements for the year beginning January 1, 2009 and early adoption is not permitted.  The adoption of SFAS 160 is not expected to have a material impact on the Company’s financial condition and results of operations.

3.  RETAINED INTEREST IN PURCHASED ACCOUNTS RECEIVABLE:
Retained interest in purchased accounts receivable consists of the following:
	December 31, 2008	December 31, 2007
Purchased accounts receivable outstanding	$5,340,975	$1,841,539
Reserve account	(954,104)	(308,616)
Allowance for uncollectible invoices	(94,505)	(30,708)

	$4,292,366	$1,502,215

Retained interest in purchased accounts receivable consists, excluding amounts recorded asuncollectible, of United States companies in the following industries:

For the years ending December 31,

2008	2007

$38,048,000	$11,579,000

Total accounts receivable purchased were as follows:
	December 31, 2008	December 31, 2007
Staffing	$1,049,623	$656,020
Transportation	1,666,895	218,264
Publishing	2,664	6,000
Construction	5,218	8,291
Service	1,417,615	498,614
Other	244,856	145,734

	$4,386,871	$1,532,923

4.  PROPERTY AND EQUIPMENT:
Property and equipment consist of the following:

	Estimated
	Useful Lives	December 31, 2008	December 31, 2007
Furniture and fixtures	2-5 years	$33,960	$33,960
Computers and software	3-7 years	121,012	93,866
		154,972	127,826
Less accumulated depreciation		(84,791)	(38,782)

		$70,181	$89,044
5.  DUE TO FINANCIAL INSTITUTION:

In November 2008, the Company entered into an agreement with a financial institution to finance the factoring of receivables and to provide ongoing working capital.  The agreement is a revolving credit facility that allows the Company to borrow up to $15,000,000.  This agreement expires in November 2011.

Borrowings are made at the request of the Company.  The amount eligible to be borrowed is based on a borrowing base formula as defined in the agreement.  The interest on borrowings is paid monthly at LIBOR rate plus 4%.  In addition to interest, the Company pays the financial institution various monthly fees as defined in the agreement.

The agreement is collateralized by a first lien on all Company assets.  Borrowings on this agreement are partially guaranteed by the Company’s President and Chief Executive Officer.  The partial guarantee is $250,000 each.

The agreement, among other covenants, requires the Company to maintain certain financial ratios.  As of December 31, 2008, the Company was in compliance with, or obtained waivers for, all provisions of this agreement.

6.  CAPITAL STRUCTURE:
The Company’s capital structure consists of preferred and common stock as described below:

Preferred Stock – The Company is authorized to issue 10,000,000 shares of $.001 par value preferred stock.  The Company’s Board of Directors determines the rights and preferences of its preferred stock.

On January 31, 2007, the Company filed a Certificate of Designation with the Secretary of State of Delaware.  Effective with this filing, 2,000,000 preferred shares became Series 1 Convertible Preferred Stock.  Series 1 Convertible Preferred Stock will rank senior to Common Stock.

Series 1 Convertible Preferred Stock is convertible into 5 shares of the Company’s Common Stock.  The holder of the Series 1 Convertible Preferred Stock has the option to convert the shares to Common Stock at any time.  Upon conversion all accumulated and unpaid dividends will be paid as additional shares of Common Stock.

The dividend rate on Series 1 Convertible Preferred Stock is 8%.  Dividends are paid annually on December 31st in the form of additional Series 1 Convertible Preferred Stock unless the Board of Directors approves a cash dividend.  Dividends on Series 1 Convertible Preferred Stock shall cease to accrue on the earlier of December 31, 2009, or on the date they are converted to Common Shares.  Thereafter, the holders of Series 1 Convertible Preferred Stock have the same dividend rights as holders of Common Stock, as if the Series 1 Convertible Preferred Stock had been converted to Common Stock.   Accrued dividends at December 31, 2008 and December 30, 2007 were $0 and $405,995 respectively.

Common Stock – The Company is authorized to issue 40,000,000 shares of $.001 par value Common Stock.  Each share of Common Stock entitles the holder to one vote at all stockholder meetings.  Dividends on Common Stock will be determined annually by the Company’s Board of Directors.

The changes in Series 1 Convertible Preferred Stock and Common Stock shares for the years ended December 31, 2008 and 2007 is summarized as follows:

	Series 1 Convertible	Common
	Preferred Stock	Stock

Balance, January 1, 2007	-	3,820,555

Shares issued in exchange for
the membership units of
Anchor Funding Services, LLC	-	8,000,000

Shares issued in connection
with sale of Series 1 Convertible
Preferred Stock	1,342,500	-

Balance, December 31, 2007	1,342,500	11,820,555

Shares issued as payment for the
2007 preferred stock dividend	94,865	-

Shares issued (redeemed) related
to the conversion of preferred shares
to common shares	(220,366)	1,119,823

Shares issued as payment for the
2008 preferred stock dividend	97,360	-

Balance, December 31, 2008	1,314,359	12,940,378

7.  RELATED PARTY TRANSACTION:

The Company used the administrative staff and facilities of a limited liability Company (LLC) related through common ownership.  The services provided by the LLC consisted primarily of rent, credit, collection, invoicing, payroll and bookkeeping.  The Company paid the LLC a fee for these services.  The fee was computed as a percentage of accounts receivable purchased by the Company.  The administrative fee charged by the LLC was as follows:

For the years ending December 31,

2008	2007

$-	$16,100

The Company’s ceased using these services in August 2007.

8.  EXCHANGE TRANSACTION:

On January 31, 2007, Anchor Funding Services, LLC and its members entered into a Securities Exchange Agreement with BTHC XI, Inc.  The members namely, George Rubin, Morry Rubin (“M. Rubin”) and Ilissa Bernstein exchanged their units in Anchor Funding Services, LLC for an aggregate of 8,000,000 common shares of BTHC XI, Inc. issued to George Rubin (2,400,000 shares), M. Rubin (3,600,000 shares) and Ilissa Bernstein (2,000,000 shares).  Upon the closing of this transaction Anchor Funding Services, LLC became a wholly-owned subsidiary of BTHC XI, Inc.

At the time of this transaction, BTHC XI, Inc. had no operations and no assets or liabilities. After this transaction the former members of Anchor Funding Services, LLC owned approximately 67.7% of the outstanding common stock of BTHC XI, Inc.

This transaction was accounted for as a purchase.  There was no market value for the common shares of BTHC XI, Inc. or the membership units of Anchor Funding Services, LLC at the transaction date.  Accordingly, BTHC XI, Inc. recorded the membership units received in Anchor Funding Services, LLC at Anchor Funding Service LLC’s net asset value as of the transaction date.

9. EMPLOYMENT AND STOCK OPTION AGREEMENTS:

At closing of the exchange transaction described above, M. Rubin and Brad Bernstein (“B. Bernstein”), the husband of Ilissa Bernstein and President of the Company, entered into employment contracts and stock option agreements.  Additionally, at closing two non-employee directors entered into stock option agreements.

.
The following summarizes M. Rubin’s employment agreement and stock options:

•	The employment agreement with M. Rubin retains his services as Co-chairman and Chief Executive Officer for a three-year period.

•
An annual salary of $1 until, the first day of the first month following such time as the Company, shall have, within any period beginning on January 1 and ending not more than 12 months thereafter, earned pre-tax net income exceeding $1,000,000, M. Rubin’s base salary shall be adjusted to an amount, to be mutually agreed upon between M. Rubin and the Company, reflecting the fair value of the services provided, and to be provided, by M. Rubin taking into account (i) his position, responsibilities and performance, (ii) the Company’s  industry, size and performance, and (iii) other relevant factors. M. Rubin is eligible to receive annual bonuses as determined by the Company’s compensation committee.  M. Rubin shall be entitled to a monthly automobile allowance of $1,500.

•
10-year options to purchase 650,000 shares exercisable at $1.25 per share, pursuant to the Company’s 2007 Omnibus Equity Compensation Plan. Vesting of the fair value of the options is one-third immediately, one-third on February 29, 2008 and one-third on February 28, 2009, provided that in the event of a change in control or M. Rubin is terminated without cause or M. Rubin terminates for good reason, all unvested options shall accelerate and immediately vest and become exercisable in full on the earliest of the date of change in control or date of M. Rubin’s voluntary termination or by the Company without cause.

The following summarizes B. Bernstein’s employment agreement and stock options:

•	The employment agreement with B. Bernstein retains his services as President for a three-year period.

•
An annual salary of $205,000 during the first year, $220,000 during the second year and $240,000 during the third year and any additional year of employment.  The Board may periodically review B. Bernstein’s base salary and may determine to increase (but not decrease) the base salary in accordance with such policies as the Company may hereafter adopt from time to time.  B. Bernstein is eligible to receive annual bonuses as determined by the Company’s compensation committee.  B. Bernstein shall be entitled to a monthly automobile allowance of $1,000.

•
10-year options to purchase 950,000 shares exercisable at $1.25 per share, pursuant to the Company’s 2007 Omnibus Equity Compensation Plan. Vesting of the fair value of the options is one-third immediately, one-third on February 29, 2008 and one-third on February 28, 2009, provided that in the event of a change in control or B. Bernstein is terminated without cause or B. Bernstein terminates for good reason, all unvested options shall accelerate and immediately vest and become exercisable in full on the earliest of the date of change in control or date of B. Bernstein’s voluntary termination or by the Company without cause.

The following summarizes the stock option agreements entered into with three directors:

•
10-year options to purchase 460,000 shares exercisable at $1.25 per share, pursuant to the Company’s 2007 Omnibus Equity Compensation Plan. Vesting of the fair value of the options is one-third immediately, one-third one year from the grant date and the remainder 2 years from grant date.  If any director ceases serving the Company for any reason, all unvested options shall terminate immediately and all vested options must be exercised within 90 days after the director ceases serving as a director.

The following summarizes employee stock option agreements entered into with three managerial employees:

•
10-year options to purchase 14,000 shares exercisable at $1.25 per share, pursuant to the Company’s 2007 Omnibus Equity Compensation Plan. The grant dates range from September 28, 2007 to February 21, 2008.  Vesting periods range from one to four years. If any employee ceases being employed by the Company for any reason, all vested and unvested options shall terminate immediately.

The following table summarizes information about stock options as of December 31, 2008:

		Weighted Average
Exercise	Number	Remaining	Number
Price	Outstanding	Contractual Life	Exercisable

$1.25	2,074,000	10 years	1,369,501

The Company recorded the issuance of these optionsin accordance with SFAS No. 123(R).  The following information was input into a Black Scholes option pricing model to compute a per option price of $.0468:

Exercise price	$1.25
Term	10 years
Volatility	2.5
Dividends	0%
Discount rate	4.75%

The financial effect of these options to record over their life is as follows:

Options to value	2,074,000
Option price	$0.0468
Total expense to recognize over
life of options	$97,063

The fair value amounts recorded for these options in the statement of operations for the year ended December 31, 2008 was $20,050 and December 31, 2007 was $72,845.

The pre-tax fair value effect recorded for these options in the statement of operations for the years ending December 31, 2008 and 2007 was as follows:

	2008	2007

Fully vested stock options	$8,108	$30,576
Unvested portion of stock options	11,942	42,269

	$20,050	$72,845

10. SALE OF CONVERTIBLE PREFERRED STOCK:
From February 1, 2007 to April 5, 2007 the Company sold 1,342,500 shares of convertible preferred stock to accredited investors.  The gross proceeds, transaction expenses and net proceeds of these transactions were as follows:

Gross proceeds	$6,712,500

Cash fees:
Placement agent	(951,483)
Legal and accounting	(218,552)
Blue sky	(39,348)
Net cash proceeds	$5,503,117

Non-cash fees:
Placement agents fees - warrants	(62,695)

Net proceeds	$5,440,422

The placement agent was issued warrants to purchase 1,342,500 shares of the Company’s common stock.  The following information was input into a Black Scholes option pricing model to compute a per warrant price of $.0462:

Exercise price	$1.10
Term	5 years
Volatility	2.5
Dividends	0%
Discount rate	4.70%

The following table summarizes information about stock warrants as of December 31, 2008:

		Weighted Average
Exercise	Number	Remaining	Number
Price	Outstanding	Contractual Life	Exercisable

$1.10	1,342,500	5 years	1,342,500

11.  CONCENTRATIONS:
Revenues – The Company recorded revenues from United States companies in the following industries as follows:

Industry	For the year ending December 31,

	2008	2007

Staffing	$270,732	$284,568
Transportation	532,657	14,975
Publishing	0	3,173
Construction	5,725	8,460
Service	388,494	100,849
Other	54,868	10,999

	$1,252,476	$423,024

Major Customers – The Company had the following transactions and balances with unrelated customers for the year ending December 31, 2007 which represent 10 percent or more of its revenues for the year ending December 31, 2007 as follows:

	For the year ending December 31, 2007

Revenues	$69,500	$60,000	$43,500

	As of December 31, 2007
Purchased accounts
receivable outstanding	$174,000	$140,000	$211,500

The Company had no major customers as of, and for the year ended, December 31, 2008, as defined above.

Cash – The Company places its cash and cash equivalents on deposit with a North Carolina financial institution. In October and November, 2008 the Federal Deposit Insurance Corporation (FDIC) temporarily increased coverage to $250,000 for substantially all depository accounts and temporarily provides unlimited coverage for certain qualifying and participating non-interest bearing transaction accounts.  The increased coverage is scheduled to expire on December 31, 2009, at which time it is anticipated amounts insured by the FDIC will return to $100,000.  During the year, the Company from time to time may have had amounts on deposit in excess of the insured limits.

12.  SUPPLEMENTAL DISCLOSURES OF CASH FLOW:
Cash paid for interest was as follows:

For the year ending December 31,

2008	2007

$9,500	$27,300

Non-cash financing and investing activities consisted of the following:

For the year ending 2008 -

94,685 preferred shares were issued in satisfaction of the accrued dividend obligation as of December 31, 2007.

Exchange of 220,366 preferred shares for 1,119,613 common shares.

97,360 preferred shares were issued in satisfaction of the dividend obligation for the year ended December 31, 2008.

104,000 stock options were issued to directors and employees

For the year ending 2007 -

8,000,000 shares of common stock were issued in exchange for 100,000 membership units of Anchor Funding Services, LLC (see Note 8).  In connection with this exchange, the Company acquired cash of $6,270.

1,970,000 stock options were issued to the Company’s President, CEO, two managerial employees and two non-employee directors (see Note 9).

1,342,500 stock warrants were issued to the placement agent handling the sale of the Company’s convertible preferred stock (see Note 10).

25,000 shares of common stock awarded in exchange for a promissory note of $25,000 (See Note 9).

13.  INCOME TAXES:
The current and deferred income tax provision for the years ending December 31, 2008 and 2007 consists of the following:

	For the Year	For the Year
	Ending	Ending
	December 31, 2008	December 31, 2007

Current provision	$-	$-
Deferred benefit	452,000	409,000

	$452,000	$409,000
Valuation reserve	(452,000)	(409,000)

	$-	$-

The following table reconciles the total provision for income taxes recorded in the consolidated statement of operations with the amounts computed at the statutory federal tax rate of 34%:

	For the Year	For the Year
	Ending	Ending
	December 31, 2008	December 31, 2007

Tax at statutory rate	$431,000	$356,000
Compensation costs related to issuance of
stock options	(6,800)	(25,000)
Reserve method of accounting for bad debts	(22,000)	(11,000)
State taxes	49,000	91,000
Other	800	(2,000)

	$452,000	$409,000

The deferred tax assets related to the differences between financial statement and taxable income as of December 31, 2008 and 2007 are as follows:

	December 31, 2008	December 31, 2007

Compensation costs related to issuance of
stock options	$37,000	$29,000
Reserve method of accounting for bad debts	38,000	12,000
Basis differences in property and equipment	-	(6,000)
Net operating loss carryforwards	786,000	374,000

	861,000	409,000

Valuation reserve	(861,000)	(409,000)

	$-	$-

Management is uncertain if these deferred tax assets will ever be realized, therefore they have been fully reserved. The increase in the valuation reserve equals the deferred tax benefit.

The net operating loss carryforward generated in the year ending December 31, 2008 wasapproximately $1,185,000.

The Company has the following net operating loss carryforwards available to offset future taxable income:

	Amount	Expiration

Federal	$2,068,000	2021 - 2023

State	$2,066,000	2021 - 2023

The Company files tax returns in the U.S. federal jurisdiction and various states. Currently, none of the Company’s open tax returns are being examined by the taxing authorities.

14. FACILITY LEASES:
In 2007, the Company executed lease agreements for office space in Charlotte, NC and Boca Raton, FL. All lease agreements are with unrelated parties.

The Charlotte lease is effective on August 15, 2007, is for a twenty-four month term and includes an option to renew for an additional three year term at substantially the same terms.  On November 1, 2007, the Company entered into a lease for additional space adjoining its Charlotte office.  The lease is for 19 months and includes a two year renewal option at substantially the same terms.  The monthly rent for the combined space is approximately $2,250

The Boca Raton lease was effective on August 20, 2007 and is for a sixty-one month term. The monthly rental is approximately $8,300.

The rental expense for the years ended December 31, 2008 and 2007 was approximately $137,000 and $44,000, respectively. The future minimum lease payments are as follows:

2009	$117,500
2010	99,500
2011	99,500
2012	74,500

$391,000

15.  SUBSEQUENT EVENT:
In March 2009, the board of directors granted stock options to Morry Rubin, Brad Bernstein and to two managerial employees. The following is a summary of these options:

	Optionee

	Morry Rubin	Brad Bernstein	Managerial Employees

No. of Options
Issued	250,000	250,000	55,000

Exercise
Price	$0.62	$0.62	$1.00

Vesting			One-third in March
Period	100% upon grant date	100% upon grant date	2010, 2011 and 2012

Exercise
Period	Until March 2019	Until March 2019	Until March 2019

These stock options will be accounted for as described in the “Stock Based Compensation” section of Note 2.

Item 9.A.(T)  Controls and Procedures.

Under the supervision and with the participation of our management, including the Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures as required by Exchange Act Rule 13a-15(b) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that these disclosure controls and procedures are effective.

Report of Management on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the company. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of our financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America. Internal control over financial reporting includes maintaining records that in reasonable detail accurately and fairly reflect our transactions; providing reasonable assurance that transactions are recorded as necessary for preparation of our financial statements; providing reasonable assurance that receipts and expenditures of company assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of company assets that could have a material effect on our financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of our financial statements would be prevented or detected.

Management conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this evaluation, management concluded that the company’s internal control over financial reporting was effective as of December 31, 2008. There were no changes in our internal control over financial reporting during the quarter ended December 31, 2008 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Our independent auditors have not audited and are not required to audit this assessment of our internal control over financial reporting for the fiscal year ended December 31, 2008.

Item 9.B.  Other Information.

Not Applicable.

PART III

Item 10.  Directors, Executive Officers and Corporate Governance

The names, ages and principal occupations of the Company's present officers and directors are listed below.

Name (1)	Age	Position
George Rubin*	79	Co-Chairman of the Board and Co-Founder

Morry Rubin*	48	Co-Chairman, CEO, Director, Co-Founder

Brad Bernstein	43	President, CFO and Co-Founder

Kenneth Smalley	45	Director

E. Anthony Woods	68	Director
__________________
* George Rubin is the father of Morry F. Rubin.

(1)
Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.  We currently have a vacancy on the Board of Directors due to the December 2, 2008 resignation of Frank M. DeLape.

The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time, subject to their rights under employment agreements.

George Rubin has been a director of the Company since January 31, 2007. He served as Co-Chairman of Anchor Funding Services, LLC since its formation in 2003. Since October, 1998, George Rubin has been a director and a principal owner of Preferred Labor LLC, which completed the sale if its business on April 23, 2007. Mr. Rubin devotes to Anchor such time as is necessary for the performance of his duties. George Rubin was Chairman of the Board of ATC Group Services, Inc., a publicly held Company, from 1988 to 1998. ATC was sold to a financial investor group for approximately $160 million. From 1961 to 1987, Mr. Rubin served as President, Treasurer and Director of Staff Builders, Inc. During that time, Staff Builders, Inc. was a publicly held corporation engaged in providing temporary personnel in the healthcare, light industrial and clerical fields. While he served as President, Staff Builders, Inc. operated through approximately 100 offices and generated revenues in excess of $100 million.

Morry F. Rubin has been a director and executive officer of the Company since January 31, 2007. He served as Co-Chairman and Chief Executive Officer of Anchor funding Services, LLC since its formation in 2003. Since 1998, Morry F. Rubin also has been Chairman, Chief Executive Officer and principal owner of Preferred Labor LLC which completed the sale if its business on April 23, 2007. On January 31, 2007, Mr. Rubin became a full-time employee of our company. Prior to his involvement with Preferred Labor, Mr. Rubin was President, Chief Executive Officer, Treasurer and a director of ATC Group Services, Inc. (“ATC”), a publicly held company, from 1988 to 1998. In January 1998, ATC was sold to a financial investor group for approximately $160 million. Mr. Rubin was also President, Chief Executive Officer and Treasurer of Aurora Environmental, Inc. from May 1985 to June 1995, and was a director of Aurora from September 1983 to June 1995. In 1995, Morry Rubin was selected as a finalist for the Ernst & Young Entrepreneur of the Year under 40 Award for the New York City Region. From 1981 to 1987, Mr. Rubin was employed in sales and as director of acquisitions for Staff Builders, Inc., a publicly held company engaged in providing temporary personnel in the healthcare, light industrial and clerical fields.

Brad Bernstein has been a director and executive officer of the Company since January 31, 2007. He served as President and Chief Financial Officer of Anchor Funding Services, LLC since its formation in 2003. Mr. Bernstein was employed by Preferred Labor LLC from March 1999 through January, 2007. Mr. Bernstein served Preferred as its Chief Financial officer and later as its President. On January 31, 2007, Mr. Bernstein became a full-time employee of our company. Before joining Preferred Labor he was a partner of Miller, Ellin Consulting Group, LLP. Mr. Bernstein advised companies in many areas to improve their operations and increase their profitability. Mr. Bernstein’s clients also included major commercial and investment banks, asset based lenders and factoring companies. These institutions relied on his ability to oversee due diligence engagements and evaluate a Company’s financial performance, its internal control structure and the quality of its assets before making investments or loans. Mr. Bernstein has used his banking relationships to raise debt and negotiate and structure financing for companies. Mr. Bernstein received a Bachelor of Arts degree from Columbia University.

Kenneth D. Smalley C.F.A. is currently serving as Managing Director of The Seaport Group, a licensed broker/dealer. Between September 2006 and August 2007, Mr. Smalley served as Chief Financial Officer of Bridgehead Group, a venture company. Mr. Smalley has also been involved in the Legal Finance Industry, specially the Pre-Settlement Legal Financing Sector, as one of the original founders of the Cambridge Management Group and as a leading consultant (March 2005 through September 2006) to the industry.  Previously, Mr. Smalley was the director of the High Yield Portfolio Group at The Dreyfus Corporation from May of 2001 through February of 2005. As Dreyfus’s high yield portfolio manager, he was responsible for the performance of over $1.5 billion in mutual fund assets. Prior to joining Dreyfus, Mr. Smalley was a high-yield portfolio manager and analyst with the Alliance Capital Management Corporation (January 1999 through May 2001). Prior to joining Alliance Capital, he was a high-yield bond trader and analyst at, the PaineWebber Group Inc. (July 1996 through December 1998), NatWest Securities from March 1994 through December 1995, and Nomura Securities from April of 1993 to March of 1994. Mr. Smalley was a credit analyst at Teacher Insurance and Annuity Association from July of 1989 through April of 1993 and began his career in 1985 as a financial analyst at General Electric Co.’s Aircraft Engine Business Group. Mr. Smalley received his M.B.A. from the Stern School in 1989, and is a Chartered Financial Analyst. Mr. Smalley has Series 7, Series 63, Series 86 and Series 87 licenses with Financial Industry Regulatory Authority, Inc.

E. Anthony Woods has served as Chairman and Chief Executive Officer of Support Source, a limited liability investing/consulting company, providing financial, management and marketing expertise to the healthcare industry since 2003.  From 1987 through 2002, Mr. Woods served as President and Chief Executive Officer of Deaconess Association, Inc., a large Cincinnati based diversified healthcare holding company operating for profit and not for profit health services corporations. Since 2007, Mr. Woods serves as a director of Critical Homecare Solutions, an equity-fund owned company and leading provider of homecare services and products currently serving 15,000 patients in 14 states. Since 2006, Mr. Woods serves as a director of Phoenix Health Systems, a national provider of healthcare information technology outsourcing solutions. Since 2004, Mr. Woods has served as a director (and as Chairman since 2006) of LCA-Vision, a leading provider of laser vision correction services which owns and operates over 70 fixed-site centers in the United States and through a joint venture in Canada.  Since 2003, Mr. Woods is also active as Chairman of the Board of Deaconess Association, Inc. and he is currently serving as interim Chief Executive Officer and Chief Financial Officer of said company.  Since 1998, he has also served as a director of Cincinnati Financial Corporation, a Standard & Poors 500 company which serves as a holding company with subsidiaries which underwrite fire, auto, casualty and other related forms of insurance. Mr. Woods is 67 years of age. He received his M.B.A. in Finance and Marketing from Samford University and a B.S. and M.S. in Engineering from the University of Tennessee.

Limitation of Directors’ Liability and Indemnification

Our directors are not personally liable to us or to any of our stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware or any other statute of the State of Delaware is amended to authorize the further elimination or limitation of the liability of our directors, then the liability of our directors will be limited to the fullest extent permitted by the statutes of the State of Delaware, as so amended, and such elimination or limitation of liability shall be in addition to, and not in lieu of, the provided limitation on the liability of a director. To the maximum extent permitted by law, we fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was our director or officer, or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. To the extent permitted by law, we may fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was our employee or agent, or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. We will, if so requested by a director or officer, advance expenses (including attorneys’ fees) incurred by such director or officer in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to indemnification. We may advance expenses (including attorneys’ fees) incurred by an employee or agent in advance of the final disposition of such action, suit or proceeding upon such terms and conditions, if any, as our Board deems appropriate.

Committees

Currently the Company has no audit, compensation, corporate governance, nominating or other committee of the Board of Directors.  The Sarbanes-Oxley Act of 2002, as amended, required each corporation to have an audit committee consisting solely of independent directors and to identify the independent directors who are considered to be a “financial expert.” Under the National Association of Securities Dealers Automated Quotations definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Anchor has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Anchor’s outside auditor.

The term “Financial Expert” is defined under Sarbanes - Oxley Act of 2002, as amended, as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Board Members Who Are Deemed Independent

Our board of directors has determined that Kenneth Smalley and E. Anthony Woods are each an “independent director” and a “financial expert” as defined in accordance with the definitions above.

Code of Ethics

Effective March 3, 2003, the Securities & Exchange Commission requires registrants like the Company to either adopt a code of ethics that applies to the Company’s Chief Executive Officer and Chief Financial Officer or explain why the Company has not adopted such a code of ethics. For purposes of item 406 of Regulation S-K, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company;

•	Compliance with applicable governmental law, rules and regulations;
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	Accountability for adherence to the code.

As of the date of this Form 10-K /A , we have not adopted a code of ethics and none is anticipated until an audit committee is appointed to oversee its anticipated provisions.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”).  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal 2008, none of our officers, directors or 10% or greater stockholders are believed to have filed any forms late to the best of our knowledge, other than a Form 3 for E. Anthony Woods., which form was filed late due to difficulty in obtaining Edgar codes necessary to file same.

Item 11.  Compensation of Directors and Executive Officers.

The following table sets forth the overall compensation earned over the fiscal years ended December 31, 2008 and 2007 by (1) each person who served as the principal executive officer of the Company or its subsidiary during fiscal year 2008; (2) our most highly compensated (up to a maximum of two) executive officers as of December 31, 2008 with compensation during fiscal year ended 2008 of $100,000 or more; and (3) those two individuals, if any, who would have otherwise been in included in section (2) above but for the fact that they were not serving as an executive of us as of December 31, 2008.

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($) (2)(3)	Total ($)

Morry F. Rubin	2007	$1.00	$28,976	$-0-	$24,084	$-0-	$-0-	$16,500	$69,561
Chief Executive	2008	$1.00	-0-	$-0-	$5,910	$-0-	$-0-	$18,000	$23,911
Officer(4)

Brad Bernstein	2007	$187,654	$644	$-0-	$35,199	$-0-	$-0-	$11,000	$234,497
President(4)	2008	$223,338	$-0-	$-0-	$8,641	$-0-	$-0-	$12,000	$243,979
________________

(1)
Reflects dollar amount expensed by us during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the company to determine the overall value of the restricted stock awards and options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the restricted stock awards and options become vested.  As a general rule, for time-in-service-based restricted stock awards and options, the company will immediately expense any restricted stock awards and option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock awards and options.  For a description FAS 123R and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included with this Form 10-K.

(2)
 Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3)	Includes compensation for service as a director described under Director Compensation, below.
(4)	Does not include any value for stock paid to Mr. Rubin or Mr. Bernstein’s wife in connection with our acquisition of Anchor Funding Services, LLC. See “Items 1 and 12.”

For a description of the material terms of each named executive officers’ employment agreement, including the terms of any contract, agreement, plan or other arrangement that provides for any payment to a named executive officer in connection with his or her resignation, retirement or other termination, or a change in control of the company see section below entitled “Employment Agreements.”

No outstanding common share purchase option or other equity-based award granted to or held by any named executive officer in 2008 were repriced or otherwise materially modified, including extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined, nor was there any waiver or modification of any specified performance target, goal or condition to payout.

Executive Officer Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding, exercisable and/or vested as of December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Morry F. Rubin	433,334	216,666	-0-	1.25	01/31/2017	-0-	N/A	-0-	N/A

Brad Bernstein	633,334	316,666	-0-	1.25	01/31/2017	-0-	N/A	-0-	N/A

N/A – Not applicable.

Employment Agreements

Each of the following executive officers is a party to an employment agreement with the Company.

Name	Position	2009 Annual Salary(1)	Bonus (2)
Morry F. Rubin	Chief Executive Officer	$1 (1)	Annual bonuses at the discretion of the Board in an amount determined by the compensation committee.

Brad Bernstein	President	$240,000 (2)	Annual bonuses at the discretion of the Board in an amount determined by the compensation committee.
____________
N/A – Not applicable.

(1)
Effective commencing on the first day of the first month following such time as the Company shall have, within any period beginning on January 1 and ending not more than 12 months thereafter, earned pre-tax net income exceeding $1,000,000, Mr. Rubin’s Base Salary shall be adjusted to an amount, to be mutually agreed upon between Employee and the Company, reflecting the fair value of the services provided, and to be provided, by Employee taking into account (i) Employee’s position, responsibilities and performance, (ii) the Company’s industry, size and performance, and (iii) other relevant factors.

(2)
The Company shall pay Mr. Bernstein a fixed base salary of $205,000 during the first year of the Employment Term (commencing January 31, 2007), $220,000 during the second year of the Employment Term and $240,000 during the Third Year and any additional year of the Employment Term. The Board may periodically review Mr. Bernstein’s Base Salary and may determine to increase (but not decrease) the Base Salary, in accordance with such policies as the Company may hereafter adopt from time to time, if it deems appropriate.

On January 31, 2007, we entered into a three-year employment agreement with Morry F. Rubin (“M. Rubin”) to retain his services as Co-chairman and Chief Executive Officer. We entered into a three-year employment agreement to retain the services of Brad Bernstein (“Bernstein”) as President. The following summarizes the employment agreements of M. Rubin and Bernstein, who are individually referred to as “Executive” and collectively as “Executives.”

• Each Executive shall receive a base salary and bonuses as described above. M. Rubin and Bernstein shall be entitled to a monthly automobile allowance of $1,500 and $1,000, respectively;

• M. Rubin and Bernstein were granted on January 31, 2007 10-year options to purchase 650,000 and 950,000 shares, respectively, exercisable at $1.25 per share, pursuant to the Company’s 2007 Omnibus Equity Compensation Plan. Vesting of the options is one-third immediately, one-third on February 29, 2008 and one-third on February 28, 2009, provided that in the event of a change in control or Executive is terminated without cause or Executive terminates for good reason, all unvested options shall accelerate and immediately vest and become exercisable in full on the earliest of the date of change in control or date of Executive’s termination for good reason by Executive or by the Company without cause;

• The Agreement shall be automatically renewed for additional one year terms unless either party notifies the other, in writing, at least 60 days prior to the expiration of the term, of such party’s intention not to renew the Agreement;

• Each Executive shall be required to devote his full business time and efforts to the business and affairs of the Company. Each executive shall be entitled to indemnification to the full extent permitted by law. Each executive is subject to provisions relating to non-compete, non-solicitation of employees and customers during the term of the Agreement and for a specified period thereafter (other than for termination without cause or by the Executive for good reason.

• Each Executive shall be entitled to participate in such Executive benefit and other compensatory or non-compensatory plans that are available to similarly situated executives of the Company and shall be entitled to be reimbursed for up to $25,000 of medical costs not covered by the Company’s health insurance per year.

• Bernstein shall be entitled to reimbursement for out-of-pocket moving costs incurred in connection with the relocation of the Company’s Executive offices to Boca Raton, FL;

• The Company shall, to the extent such benefits can be obtained at a reasonable cost, provide the Executive with disability insurance benefits of at least 60% of his gross Base Salary per month; provided that for purposes of the foregoing, prior to the date on which M. Rubin’s Base Salary is adjusted above $1.00 as described above, M. Rubin’s Base Salary shall be deemed to be $300,000. In the event of the Executive’s Disability, the Executive and his family shall continue to be covered by all of the Company’s Executive welfare benefit plans at the Company’s expense, to the extent such benefits may, by law, be provided, for the lesser of the term of such Disability and 24 months, in accordance with the terms of such plans; and

• The Company shall, to the extent such benefits can be obtained at a reasonable cost, provide the Executive with life insurance benefits in the amount of at least $500,000. In the event of the Executive’s death, the Executive’s family shall continue to be covered by all of the Company’s Executive welfare benefit plans, at the Company’s expense, to the extent such benefits may, by law, be provided, for 12 months following the Executive’s death in accordance with the terms of such plans.

Termination of Employment.

Each Executive’s employment with the Company may be terminated by mutual agreement. The following description summarizes the severance pay (exclusive of base salary, car allowances and benefits due up to the date of termination), if any, of each Executive in the event of termination (other than by mutual agreement) and the treatment of each Executive’s options:

Termination for Cause.  In the event of any termination for cause (as defined in the agreement), the Executive shall not receive any severance pay and any and all stock options granted to the Executive shall terminate according to their terms of grant with any such vested options being exercisable for the shorter of (i) 90 days from the date of termination and (ii) the exercise term of each relevant option grant.

Termination for Disability or Death.  In the event of termination for disability (as defined in the agreement) or death, Executive shall receive all bonuses then earned, six months severance pay in the case of death, and the acceleration of certain options.  Such options may be exercised for the longer of (i) 12 months from the date of the date of termination and (ii) the exercise term of each relevant option grant.

Termination without Cause. The Executive's employment with the Company may be terminated by the Company, in the absence of Cause and by Executive for Good Reason (as defined in the agreement). In such event, Executive shall receive 12 months severance pay, targeted bonuses, continuation of certain benefits and full vesting of all options. Such options may be exercised for the longer of (i) 12 months from the date of termination and (ii) the exercise term of each relevant option grant.

Voluntary Resignation. The Executive’s employment with the Company may be terminated by the Executive without Good Reason. In such event, the Executive shall not receive any severance pay and unless termination occurs in the first year of employment, all vested options shall be retained by the Executive for the full exercise term of each relevant option.

DIRECTOR COMPENSATION

Cash Fees and Options

Currently the Company has no audit, compensation, corporate governance, nominating or other committee of the Board of Directors, although it intends to establish an audit, compensation and corporate governance committee in the near future. The chairman of each committee that is formed by us at a later date will be entitled to an annual fee of $6,500 and each non-executive director will receive an annual fee of $6,500 as a member of the Board, a fee of $1,000 per Board or Committee meeting (or consent in lieu of a meeting), and an activity fee of $1,000 per day for services rendered by the Board member. George Rubin is receiving the same health and dental insurance benefits as those provided to our executive officers to the extent permitted by the rules and regulations applicable thereto and an additional medical reimbursement of up to $25,000 per annum. Members of the Board of Directors are eligible to participate under one or more of our company’s stock option plan(s). On January 31, 2007, we established a stock option plan covering 2,100,000 shares and granted non-statutory stock options to purchase 950,000, shares and 650,000 shares to Brad Bernstein and Morry F. Rubin, respectively, exercisable at $1.25 per share. On the same date, we also granted non-statutory stock options to purchase 180,000 shares to each of Kenneth Smalley and Frank Delape, exercisable at $1.25 per share. These options have a term of ten years and vest one-third on the date of grant, one-third on February 29, 2008 and one-third on February 28, 2009. On December 2, 2008, Mr. DeLape resigned from the Board. He had a period of 90 days to exercise his vested options, which options expired unexercised on March 2, 2009. On May 28, 2008, we granted E. Anthony Woods options to purchase 100,000 shares, exercisable at $1.25 per share from the vesting date through May 28, 2018, with one-third vesting on May 28, 2008, one third vesting on May 28, 2009 and the remaining one-third vesting on May 28, 2010.  Equity incentive awards and cash payments to directors will be determined in the sole discretion of the Board and/or compensation committee of the Board at such times and in such amounts as the Board or a committee thereof determines to make such awards.

Travel Expenses

All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the meeting.

2008 Compensation

The following table shows the overall compensation earned for the 2008 fiscal year with respect to each non-employee and non-executive directors of the Company as of December 31, 2008.

		DIRECTOR COMPENSATION
Name and Principal Position		Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)(5)	Total ($)
KennethSmalley, Director	$8,500		$-0-	$1,287	$-0-	$-0-	$-0-	$9,787

Frank DeLape, Former Director (4)	$6,500		$-0-	$1,287	$-0-	$-0-	$-0-	$7,787

George Rubin, Director (5)	$8,500		$-0-	$-0-	$-0-	$-0-	$8,572	$17,072

E. Anthony Woods, Director	$-0-		$-0-	$2,730	$-0-	$-0-	$-0-	$2,730

(1)
Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the company to determine the overall value of the restricted stock awards and the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the restricted stock awards and the options become exercisable vested.  As a general rule, for time-in-service-based restricted stock awards and options, the company will immediately expense any restricted stock award or option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock award and option.  For a description FAS 123 R and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the financial statements included with this Form 10-SB/A.

(2)	Excludes awards or earnings reported in preceding columns.

(3)
Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(4)
Mr. DeLape resigned from the Board of Directors on December 2, 2008. On December 2, 2008, Mr. DeLape’s unvested shares terminated and he had until the close of business on March 2, 2009 to exercise his vested options totaling 120,000 shares. On March 2, 2009, Mr. DeLape’s vested options terminated due to his failure to exercise such options.

(5)	All other compensation includes the payment of health insurance which is not provided to other non-employee directors.

Indemnification; Director and Officer Liability Insurance.

The Company has agreed to indemnify (and advance the costs of defense of) each director (and his legal representatives) to the fullest extent permitted by the laws of the state in which the Company is incorporated, as in effect at the time of the subject act or omission, or by the Certificate of Incorporation and Bylaws of the Company, whichever affords greater protection to each director, and both during and after termination (for any reason). The Company shall cause each director to be covered under a directors and officers' liability insurance policy for his acts (or non-acts) as an officer or director of the Company or any of its affiliates. Such policy shall be maintained by the Company at its expense in an amount of at least $5 million during the term each director serves the Company (including the time period of coverage after each director’s service terminates for any reason whatsoever).

In the event of any litigation or other proceeding between the Company and a director with respect to enforcement of a director’s rights to indemnification and director and officer liability insurance and such litigation or proceeding results in final judgment or order in favor of the Director, which judgment or order is substantially inconsistent with the positions asserted by the Company in such litigation or proceeding, the losing party shall reimburse the prevailing party for all of his/its reasonable costs and expenses relating to such litigation or other proceeding, including, without limitation, his/its reasonable attorneys' fees and expenses.

2007 Omnibus Equity Compensation Plan

On January 31, 2007, the Board adopted our 2007 Omnibus Equity Compensation Plan (the “Plan”), with 2,100,000 common shares authorized for issuance under the Plan.

The following table shows the amounts that have been granted under the Plan as of December 31, 2008:

2007 Omnibus Equity Compensation Plan
Name and Position	Dollar Value ($)	Number of Options

Morry R. Rubin, Chief Executive Officer (2)	-0- (1)	650,000

Brad Bernstein, President (2)	-0- (1)	950,000

Executive Group (2)	-0- (1)	1,600,000

Non-Executive Director Group (two persons) (2)	-0- (1)	280,000

Non-Executive Officer Employee Group	-0- (1)	5,000
    ______________

(1)
On January 31, 2007, we issued stock options to the Chief Executive Officer (650,000), President (950,000) and two directors (360,000). The fair value of these options ($.0468 each) was computed using the Black Scholes option pricing model. The fair value of the vested number of these options has been recorded. The dollar value of these options is zero because the exercise price of each option exceeded the fair value of our common stock as of the close of business on December 31, 2008.

(2)
On January 31, 2007, we established a stock option plan covering 2,100,000 shares and granted non-statutory stock options to purchase 950,000, shares and 650,000 shares to Brad Bernstein and Morry F. Rubin, respectively, exercisable at $1.25 per share and granted non-statutory stock options to purchase 180,000 shares to each of Kenneth Smalley and Frank DeLape, exercisable at $1.25 per share. These options have a term of ten years and vest one-third on the date of grant, one-third on February 29, 2008 and one-third on February 28, 2009. On December 2, 2008, Mr. DeLape resigned from the Board. He had a period of 90 days to exercise his vested options, which options expired unexercised on March 2, 2009. On May 28, 2008, we granted E. Anthony Woods options to purchase 100,000 shares, exercisable at $1.25 per share from the vesting date through May 28, 2018, with one-third vesting on May 28, 2008, one third vesting on May 28, 2009 and the remaining one-third vesting on May 28, 2010.

The following is a summary of the material features of the Plan:

Shares Subject to the Plan

The maximum number of shares of common stock with respect to which awards may be made under the Plan is 2,100,000. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event or transaction, the Compensation Committee will make such equitable adjustments to the number, kind and price of shares subject to outstanding grants and to the number of shares available for issuance under the Plan as it deems necessary or appropriate. Shares subject to forfeiture, cancelled or expired awards granted under the Plan will again become available for issuance under the Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the Plan will again become available for issuance under the Plan.

Administration

 A committee of two or more directors appointed by the Board will administer the Plan (the “Committee”); however, until the Committee is appointed, the Board administers the Plan. The Committee interprets the Plan, selects award recipients, determines the number of shares subject to each award and establishes the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the Board or the Committee deems relevant.

Eligibility

Employees, directors, consultants and other service providers of our Company and its affiliates are eligible to participate in the Plan, provided; however, that only employees of our Company are eligible to receive incentive stock options. Other than consultants and other service providers, the number of currently eligible employees in the Plan is five. The maximum number of shares that are the subject of grants made under the Plan to any individual during any calendar year may not exceed 1,000,000 shares, subject to certain adjustments. A participant in the Plan may not accrue dividend equivalents during any calendar year in excess of $500,000.

Amendment and Termination of Plan

  The Board may amend, alter or discontinue the Plan at any time; provided, however, that the Board may not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws or to comply with applicable stock exchange requirements. The Plan will terminate on the day immediately preceding the tenth anniversary of the Plan’s effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Grants

Grants made under the Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights or “SARs”, stock awards, stock unit awards, dividend equivalents and other stock-based awards. Each grant is subject to the terms and conditions set forth in the Plan and to those other terms and conditions specified by the Committee and memorialized in a written grant agreement between our Company and grant recipient (the “Grant Instrument”).

Stock Options

The Plan permits the grant of incentive stock options (“ISOs”) to our employees and the employees of our subsidiaries. The Plan also provides for the grant of non-qualified stock options (“NQSOs”) to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any stock option granted under the Plan will be equal to or greater than the fair market value of such stock on the date the option is granted, provided, however, that the exercise price of any incentive stock options granted under the Plan to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of us, may not be less than 110% of the fair market value of our common stock on the date of grant. Generally, payment of the option price may be made (i) in cash, (ii) with the Committee’s consent, by approval of the Committee, by delivering shares of Company Stock owned by the Optionee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) through a broker in accordance with applicable laws, or (iv) with a combination of cash and shares. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

     Under the Plan, each option is exercisable at such time and to such extent as specified in the pertinent Grant Instrument between our Company and the option recipient. However, no option shall be exercisable with respect to any shares of common stock more than ten years after the date of grant of such award (except as otherwise determined by the Committee with respect to non-incentive options) and no incentive stock option that is granted to an employee, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company, or any parent or subsidiary of ours, may be exercised more than five years from the date of grant. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Effects of Termination of Service with our Company

     Generally, unless provided otherwise in the Grant Instrument, the right to exercise any option or SAR (described below) terminates ninety (90) days following termination of the participant’s relationship with the Company for reasons other than death, disability or termination for “cause” as defined in the Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the Grant Instrument, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date such termination.

Stock Awards

     We may issue awards of our common stock pursuant to the terms of the Plan. A stock award may be issued for consideration or for no consideration and may be subject to certain restrictions and risk of forfeiture (such as the completion of a period of service or attainment of a performance goal) as determined by the Committee and set forth in the Grant Instrument governing the stock award. If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, a stock award entitles the participant to all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends thereon.

Stock Units

     The Plan provides for the grant of stock units to employees, non-employee directors, or consultants or other individuals who perform services for us, subject to any terms and conditions, including the fulfillment of specified performance goals or other conditions, as may be established by the Committee. Each stock unit represents one hypothetical share of common stock and the right of the grantee to receive an amount based on the value of a share of our common stock. Payments with respect to stock units may be made in cash or in shares of common stock, or in combination of the two as determined by the appointed committee.

Stock Appreciation Rights

     The Plan also provides for the grant of SARs, either alone or in tandem with stock options. An SAR entitles its holder to a cash payment of the excess of the fair market value of our common stock on the date of exercise, over the fair market value of our common stock on the date of grant. An SAR issued in tandem with a stock option will have the same terms as the stock option. The terms of an SAR granted alone, without an option, will be established by the Committee, in the Grant Instrument governing the SAR.

Other Stock-Based Award

     The Committee may grant other stock-based awards, other than those described herein, that are based on, measured by or payable in shares of common stock on such terms and conditions as the Committee may determine. Such awards may be subject to the achievement of performance goals or other conditions and may be payable in cash, shares of common stock or any combination of cash and shares of common stock as the Committee shall determine.

Dividend Equivalents

     The Committee may grant dividend equivalents in connection with grants under the Plan. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of common stock, and upon such terms as the appointed committee may establish, including the achievement of specific performance goals.

Change of Control of the Company

     In the event of a Change of Control, as that term is defined in the Plan, of our Company, the Committee has discretion to, among other things, accelerate the vesting of outstanding grants, cashout outstanding grants or exchange outstanding grants for similar grants of a successor company. A Change of Control of our Company will be deemed to have taken place upon the:

•	the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;

•
a consolidation or merger of our Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•	the sale of substantially all of our assets; or

•	The liquidation or dissolution of our Company.

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

On January 31, 2007, we acquired all the Membership Interests of Anchor Funding Services, LLC in exchange for 8,000,000 common shares. As of March 25, 2009, we have 12,940,378 shares of Common Stock and 1,314,369 shares of Series 1 Preferred Stock issued and outstanding. In this respect, each one share of Series 1 Preferred Stock has the voting rights of 5.7877 common shares, but is convertible into only 5.0 common shares. Accordingly, the 1,314,369 shares of Series 1 Preferred Stock are convertible into 6,571,845 shares of Common Stock with the equivalent voting rights of 7,607,173 common shares or approximately 37.0% of the outstanding voting shares. Each share of Series 1 Preferred Stock was issued by us to have greater voting rights than the number of shares of Common Stock in order to achieve a tax free reorganization for the former members of Anchor Funding Services, LLC in connection with our January 31, 2007 acquisition of Anchor Funding Services, LLC. The following table sets forth information regarding the economic ownership of our company Common Stock by:

	each of our stockholders who is known by us to beneficially own more than 5% of our common stock;
	each of our executive officers; and
	each of our directors.

Beneficial ownership is determined based on the rules and regulations of the Commission. A person has beneficial ownership of shares if the individual has the power to vote and/or dispose of shares. This power can be sole or shared, and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person are counted as outstanding in such cases where the option holder may exercise the options within 60 days of the date hereof. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table below, each person named in the table has sole voting and dispositive power with respect to the shares set forth opposite that person’s name.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned	Shares of Series 1 Preferred Stock Beneficially Owned	% of Shares of Series 1 Preferred Stock Beneficially Owned (8)	% of Shares of Voting Stock Beneficially Owned (9)

Morry F. Rubin (1)	4,987,500	36.0%	-0-	-0-	22.3%

George Rubin (1)	2,964,500	22.9%	-0-	-0-	14.4%

Ilissa and Brad Bernstein (2)	3,200,000	22.6%	-0-	-0-	13.5%

E. Anthony Woods (4)	66,666	*	-0-	-0-	*

Kenneth Smalley (3)	180,000	1.4%	-0-	-0-	*

All officers and directors as a group (five persons) (5)	11,136,666	72.7%	-0-	-0-	47.2%

William Baquet(6)	2,178,944	16.8%	-0-	-0-	10.6%

Buechel Family Ltd Partnership (7)	1,159,050	7.4%	231,810	17.6	6.5%

Buechel Patient Care Research & Education Fund (7)	1,159,050	7.4%	231,810	17.6	6.5%

*	Represents less than 1% of the outstanding shares.
 _____________________
(1)
Morry Rubin’s beneficial ownership includes options to purchase 900,000 shares of Common Stock granted to him and 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts. George Rubin’s beneficial ownership includes 262,000 shares in which Morry Rubin’s wife and George Rubin are co-trustees of certain family trusts.

(2)
Of the 3,200,000 shares beneficially owned by them, 2,000,000 common are owned by Illissa Bernstein, Brad Bernstein’s wife. The remaining 1,200,000 shares represent vested options to purchase a like amount of shares of Common Stock granted to Brad Bernstein.

(3)	Includes options to purchase 180,000 shares of Common Stock.

(4)	Includes options to purchase 66,666 shares of the 100,000 options granted to Mr. Woods.

(5)	Includes all options referenced above.

(6)
The shares held by William Baquet include 1,500,000 shares which are directly beneficially owned by him and warrants to purchase 678,944 shares of our Common Stock, exercisable at a purchase price of $1.10 per share through January 31, 2012, which warrants were issued to Fordham Financial Management, Inc. in connection with the completion of our recent private placement of Series 1 Convertible Preferred Stock. William Baquet is an executive officer, director and principal of Fordham Financial Management, Inc.

(7)
This person beneficially owns 231,812 shares of Series 1 Preferred Stock convertible into 1,159,050 shares of Common Stock. Each beneficial owner has the right to vote at each stockholder meeting the equivalent of 1,341,658 shares of Common Stock. These beneficial owners are under common control of Frederick Buechel.

(8)	Based upon 1,314,369 outstanding shares of Series 1 Preferred Stock.

(9)	Based upon 20,547,551 shares outstanding voting stock (as adjusted based upon the beneficial ownership rules and regulations).

Securities Authorized for Issuance under Equity Compensation Plans.

The following summary information is as of August 31, 2009 and relates to our 2007 Plan described elsewhere herein pursuant to which we have granted options to purchase our common stock:

	(a)	(b)	(c)
Plan category	Number of shares of common stock to be issued upon exercise Of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)
Equity Compensation Plans	1,936,500	$1.24	163,500

Item 13.  Certain Relationships and Related Transactions and Director Independence.

Anchor Funding Services, LLC was founded in 2003 by George Rubin, Morry F. Rubin and Brad Bernstein. Since its formation, Anchor’s operations were funded through loans from George Rubin and Morry F. Rubin. Effective November 30, 2006, George Rubin and Morry F. Rubin converted the principal amount of $253,000 and $203,000, respectively, into membership interests of Anchor. George Rubin, Morry F. Rubin and Illissa Bernstein, Brad Bernstein’s wife beneficially owned 30%, 45% and 25%, respectively of the membership interests of Anchor up until the closing of the Anchor Transaction on January 31, 2007. At closing, Morry F. Rubin, Illissa Bernstein and George Rubin received 3,600,000 shares, 2,000,000 shares and 2,400,000 shares, respectively, of our common Stock in exchange for their entire membership interests in Anchor Funding Services, LLC.

George Rubin and Morry F. Rubin beneficially own approximately 96% and Brad Bernstein beneficially owns approximately 2% of Preferred Labor, which completed the sale of its business on April 23, 2007. At times in the past, we used accounting personnel from Preferred Labor, LLC, an affiliated company principally owned by Morry F. Rubin, George Rubin and Brad Bernstein, officers and directors of our company for certain back office functions, including, without limitation, credit and collection, payroll and other bookkeeping services. In the past through April 23, 2007, Preferred Labor charged a fee of .25% of the value of accounts receivable purchased for credit and collection services only and .5% for credit, collection, invoicing, payroll and other bookkeeping services. The fees charged by Preferred Labor were $16,100 and $28,668 for the years ended December 31, 2007 and 2006, respectively. Since April 23, 2007, Anchor pays a portion of Preferred Labor’s shared employees salaries based upon actual time incurred. This temporary arrangement ceased in July 2007, as we expanded our support staff and hired a full-time credit analyst who is in charge of collections.  Our transactions with Preferred labor have not been represented by any written agreements between the parties.

From time to time Anchor has borrowed money from Preferred on a short-term basis at a 10% interest rate for the services mentioned above which are charged to an intercompany account.  All loans between the companies were paid and it is not anticipated that there will be any further transactions between the companies.

Independent Directors

Currently the Company has no audit, compensation, corporate governance, nominating or other committee of the Board of Directors. Under the National Association of Securities Dealers Automated Quotations definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Anchor has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Anchor’s outside auditor. Currently, Kenneth Smalley and E. Anthony Woods are deemed by management to be independent directors of Anchor.

Item 14.  Principal Accountant Fees and Services.

Audit Fees

During fiscal 2008 and 2007, the aggregate fees billed for professional services rendered by Cherry, Bekaert & Holland, LLP (the “Independent Auditors”) for the 2008 and 2007  audit of the Company's annual consolidated financial statements totaled approximately $55,000 and $50,000, respectively.

Financial Information Systems Design and Implementation Fees

During 2008 and 2007, there were $-0- in fees billed for professional services by Cherry, Bekaert & Holland, LLP , rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

During 2008 and 2007, there were $21,300 and $28,000 in fees billed for professional services rendered by Cherry, Bekaert & Holland, LLP, respectively, for review of the Company’s quarterly filings with the Securities and Exchange Commission. The foregoing fees exclude expense reimbursements of approximately $-0-.

Item 15. Exhibits and Financial Statement Schedules

(a)	Financial Statements

The following documents are filed under “Item 8. Financial Statements and Supplementary Data,” pages F-1 through F-22 and are included as part of this Form 10-K as the financial statements of the Company for the years ended December 31, 2008 and 2007:

Reports of Independent Registered Public Accounting Firms
Balance Sheets
Statements of Operations
Statement of Stockholders’ Equity
Notes to Financial Statements

(b)	Exhibits

The following exhibits are all previously filed in connection with our Form 10-SB, as amended, unless otherwise noted.

2.1	Exchange Agreement

3.1	Certificate of Incorporation-BTHC,INC.

3.2	Certificate of Merger of BTHC XI, LLC into BTHC XI, Inc.

3.3	Certificate of Amendment

3.4	Designation of Rights and Preferences-Series 1 Convertible Preferred Stock

3.5	Amended and Restated By-laws

4.1	Form of Placement Agent Warrant issued to Fordham Financial Management

10.1	Directors’ Compensation Agreement-George Rubin

10.2	Employment Contract-Morry F. Rubin

10.3	Employment Contract-Brad Bernstein

10.4	Agreement-Line of Credit

10.5	Fordham Financial Management-Consulting Agreement

10.6	Facilities Lease – Florida

10.7	Facilities Lease – North Carolina

10.8	Loan and Security Agreement (1)

10.9	Revolving Note (1)

10.10	Debt Subordination Agreement (1)

10.11	Guaranty Agreement (Morry Rubin) (1)

10.12	Guaranty Agreement (Brad Bernstein)(1)

10.13	Continuing Guaranty Agreement (1)

10.14	Pledge Agreement (1)

21.1	Subsidiaries of Registrant listing state of incorporation*

31(a)	Rule 13a-14(a) Certification – Chief Executive Officer *

31(b)	Rule 13a-14(a) Certification – Chief Financial Officer *

32(a)	Section 1350 Certification – Chief Executive Officer *

32(b)	Section 1350 Certification – Chief Financial Officer *

99.1	2007 Omnibus Equity Compensation Plan

99.2	Form of Non-Qualified Option under 2007 Omnibus Equity Compensation Plan

99.3	Press Release – 2008 Results of Operations*
____________
 *  Filed herewith.
(1)	Incorporated by reference to the Registrant’s Form 8-K filed November 24, 2008 (date of earliest event November 21, 2008).

(c)	Financial Statement Schedules

We are not filing any financial statement schedules as part of this Form 10-K because such schedules are either not applicable or the required information is included in the financial statements or notes thereto.

SIGNATURES

Pursuant to the requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANCHOR FUNDING SERVICES, INC.

By:	/s/ Brad Bernstein
Brad Bernstein, President
and Chief Financial Officer

Dated:  Boca Raton, Florida
September 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Brad Bernstein	President, Chief Financial Officer and Director	September 10, 2009
Brad Bernstein

/s/ Morry F. Rubin	Chief Executive Officer Director and Co-Chairman	September 10, 2009
Morry F. Rubin	of the Board

/s/ George Rubin	Co-Chairman of the Board	September 10, 2009
George Rubin

/s/ E. Anthony Woods	Director	September 10, 2009
E/ Anthony Woods

/s/ Kenneth Smalley	Director	September 10, 2009
Kenneth Smalley

Morry F. Rubin, Brad Bernstein, George Rubin, E. Anthony Woods and Kenneth Smalley represent all the current members of the Board of Directors.

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ANCHOR FUNDING SERVICES, INC.

Anchor Funding Services, Inc., a corporation organized and existing under and by virtue of The General Corporation Law of Delaware, does hereby certify:

FIRST:  That at a duly held meeting of the Board of Directors of said Corporation, the Board duly adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

“RESOLVED, that the Board of Directors deems it advisable, and hereby declares it to be advisable, that Article Fourth of the Corporation's presently existing Certificate of Incorporation be amended, changed and altered so that, as amended, said Article shall be and read as follows:

FOURTH

Section 1. Authorization of Shares.

The aggregate number of shares of capital stock which the Corporation will have authority to issue is 75,000,000 shares, consisting of 65,000,000 shares of common stock, having a par value of $.0001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, having a par value of $.001 per share (“Preferred Stock”).

Section 2.  Common Stock.

2.1           Dividends.  The holders of shares of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation, subject to any preferential payments to which the holders of shares of any series of Preferred Stock shall be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock.

2.2           Liquidation.  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to any holders of shares of any series of Preferred Stock then outstanding of the full amounts of preferential payments to which they shall respectively be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock, the holders of shares of Common Stock then outstanding shall be entitled to share ratably based upon the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its shareholders.

2.3           Voting Rights.  All shares of Common Stock shall be identical with each other in every respect.  The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

Section 3. Preferred Stock.

1

The Board of Directors is authorized to establish, from time to time, one or more series of any class of shares, to increase or decrease the number within each series, and to fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualification, limitations or restrictions thereof. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

SECOND:  That in lieu of a meeting and vote of stockholders, written consent of stockholders to said amendment has been given in accordance with the provisions of Section 228 of The General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment has been given as provided in Section 228 of The General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Anchor Funding Services, Inc. has caused this Certificate to be signed by Morry F. Rubin, Chief Executive Officer, and attested by Brad Bernstein, Secretary, this 20th  day of October, 2009.

ANCHOR FUNDING SERVICES, INC.

____________________________________
Morry F. Rubin, Chief Executive Officer

ATTEST:

____________________________
Brad Bernstein, Secretary

2